                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
--------------------------------------------------------------------------------

    Managed Accounts Services Portfolio Trust (the "Trust") is an open-end, management investment company currently composed of twelve separate no-load investment portfolios (each a "Portfolio") managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program ("PACE Program"). The PACE Program and the Trust are designed to assist you in devising an asset allocation strategy to meet your individual needs. PaineWebber, through the PACE Program, provides investment advisory services in connection with the allocation of assets among the Portfolios by: identifying your risk tolerances and investment objectives based on information provided by you; identifying and recommending, in writing, a suggested allocation of assets among the Portfolios that conforms to those tolerances and objectives; providing a monthly account statement; providing performance data on a quarterly basis; and providing a quarterly (optional) rebalancing service. See "Purchases--General--The PACE Program."

    For each Portfolio other than PACE Money Market Investments, investment advisory services are provided by an investment adviser (each an "Adviser") monitored and compensated by, and unaffiliated with, the Manager. For PACE Money Market Investments, investment advisory services are provided by Mitchell Hutchins. The Trust consists of the following twelve Portfolios:

    / /PACE MONEY MARKET INVESTMENTS

    / /PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    / /PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    / /PACE STRATEGIC FIXED INCOME INVESTMENTS

    / /PACE MUNICIPAL FIXED INCOME INVESTMENTS

    / /PACE GLOBAL FIXED INCOME INVESTMENTS

    / /PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    / /PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    / /PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    / /PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    / /PACE INTERNATIONAL EQUITY INVESTMENTS

    / /PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    AN INVESTMENT IN PACE MONEY MARKET INVESTMENTS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE PACE MONEY MARKET INVESTMENTS SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

    Under the PACE Program, you will pay PaineWebber a quarterly program fee ("Program Fee") at an annual rate of up to 1.50% of the value of shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction of the Program Fee. See "Purchases." As a PACE Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar investment companies without the benefit of these professional asset allocation recommendations.

    This Prospectus concisely sets forth information about the Trust that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information ("SAI"), dated October 16, 1996 (which information is incorporated by reference herein), is on file with the Securities and Exchange Commission ("SEC"). You can obtain a free copy of the SAI by calling toll-free at 1-800-647-1568, and further inquiries can be made by contacting your PaineWebber investment executive.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
         CONTRARY                              IS A CRIMINAL OFFENSE.

                       Prospectus dated October 16, 1996

                               PROSPECTUS SUMMARY

    This section summarizes certain terms and provisions of the PACE Program and the Portfolios of the Trust. Please read the rest of this Prospectus for additional important information.

    PACE PROGRAM. The PACE Program is an investment advisory service pursuant to which PaineWebber provides to you personalized asset allocation recommendations and related services based on an evaluation of your investment objectives and risk tolerances. For the services provided to you under the PACE Program, you pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction of the Program Fee. See "Purchases."

    THE TRUST. The Trust is a mutual fund which provides a convenient means of investing in a number of professionally managed portfolios. The Trust currently consists of twelve separate no-load Portfolios. The following is a summary of important features of the Portfolios.

                                     INVESTMENT                 CORE PORTFOLIO                 INVESTMENT
      PACE PORTFOLIO                  OBJECTIVE                   INVESTMENTS                    ADVISER
---------------------------  ---------------------------  ---------------------------  ---------------------------
PACE MONEY MARKET            Current income consistent    High quality money market    Mitchell Hutchins Asset
INVESTMENTS                  with preservation of         instruments                  Management Inc.
                             capital and liquidity

PACE GOVERNMENT SECURITIES   Current income               Primarily U.S. government    Pacific Investment
FIXED INCOME INVESTMENTS                                  and agency securities of     Management Company
                                                          varying maturities, as well
                                                          as mortgage-backed
                                                          securities, with a
                                                          dollar-weighted average
                                                          portfolio duration of
                                                          between two and seven years

PACE INTERMEDIATE FIXED      Current income, consistent   Fixed income securities      Pacific Income Advisers,
INCOME INVESTMENTS           with reasonable stability    with a dollar-weighted       Inc.
                             of principal                 average portfolio duration
                                                          of between two and four and
                                                          one-half years

PACE STRATEGIC FIXED INCOME  Total return consisting of   Fixed income securities of   Pacific Investment
INVESTMENTS                  income and capital           varying maturities with a    Management Company
                             appreciation                 dollar-weighted average
                                                          portfolio duration of
                                                          between three and eight
                                                          years

PACE MUNICIPAL FIXED INCOME  High current income exempt   General obligation, revenue  Morgan Grenfell Capital
INVESTMENTS                  from federal income tax      and private activity bonds   Management, Incorporated
                                                          and notes, the interest on
                                                          which is exempt from
                                                          federal income tax, with a
                                                          dollar-weighted average
                                                          portfolio duration of
                                                          between three and seven
                                                          years

                                     INVESTMENT                 CORE PORTFOLIO                 INVESTMENT
      PACE PORTFOLIO                  OBJECTIVE                   INVESTMENTS                    ADVISER
---------------------------  ---------------------------  ---------------------------  ---------------------------
PACE GLOBAL FIXED INCOME     High total return            High-grade fixed income      Rogge Global Partners plc
INVESTMENTS                                               securities issued by
                                                          domestic and foreign
                                                          governments and
                                                          supranational entities and
                                                          private issuers located
                                                          overseas, with a dollar-
                                                          weighted average portfolio
                                                          duration of between four
                                                          and eight years

PACE LARGE COMPANY VALUE     Capital appreciation and     Equity securities with the   Brinson Partners, Inc.
EQUITY INVESTMENTS           dividend income              majority of the Portfolio
                                                          invested in common stocks
                                                          of companies with total
                                                          market capitalization
                                                          (i.e., market value of
                                                          common stock outstanding)
                                                          of at least $2.5 billion

PACE LARGE COMPANY GROWTH    Capital appreciation         Equity securities of         Chancellor Capital
EQUITY INVESTMENTS                                        companies characterized by   Management, Inc.
                                                          an earnings growth rate
                                                          which is faster than that
                                                          of the S&P 500 Composite
                                                          Stock Price Index and with
                                                          total market capitalization
                                                          (i.e., market value of
                                                          common stock outstanding)
                                                          of at least $2.5 billion

PACE SMALL/MEDIUM COMPANY    Capital appreciation         Equity securities of         Brandywine Asset
VALUE EQUITY INVESTMENTS                                  companies that have below-   Management, Inc.
                                                          market average
                                                          price/earnings ratios and
                                                          with total market
                                                          capitalization (i.e.,
                                                          market value of common
                                                          stock outstanding) of less
                                                          than $2.5 billion

PACE SMALL/MEDIUM COMPANY    Capital appreciation         Equity securities of         Westfield Capital
GROWTH EQUITY INVESTMENTS                                 companies characterized by   Management Company, Inc.
                                                          above-average growth of
                                                          earnings rates with total
                                                          market capitalization (i.e.
                                                          market value of common
                                                          stock outstanding) of less
                                                          than $2.5 billion

                                     INVESTMENT                 CORE PORTFOLIO                 INVESTMENT
      PACE PORTFOLIO                  OBJECTIVE                   INVESTMENTS                    ADVISER
---------------------------  ---------------------------  ---------------------------  ---------------------------
PACE INTERNATIONAL EQUITY    Capital appreciation         Equity securities of         Martin Currie Inc.
INVESTMENTS                                               issuers domiciled outside
                                                          the United States

PACE INTERNATIONAL EMERGING  Capital appreciation         Equity securities of         Schroder Capital Management
MARKETS EQUITY INVESTMENTS                                issuers domiciled or doing   International Inc.
                                                          business in emerging
                                                          markets

    MANAGEMENT. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager") acts as the Manager for each Portfolio and also as the investment adviser for PACE MONEY MARKET INVESTMENTS. All other Portfolios are advised by an Adviser monitored and compensated by, and unaffiliated with, the Manager. See "Management."

    RISK FACTORS AND SPECIAL CONSIDERATIONS. No assurance can be given that any Portfolio will achieve its investment objective. Investing in a Portfolio that invests in securities of companies and governments of foreign countries, particularly emerging market countries, involves risks that go beyond the usual risks inherent in a Portfolio that limits its holdings to domestic investments. A substantial portion of the assets of certain Portfolios may be held in securities denominated in one or more foreign currencies, which will result in these Portfolios bearing the risk that those currencies may lose value in relation to the U.S. dollar. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors."


    Certain Portfolios may use derivative instruments as well as investment techniques and strategies such as entering into forward currency contracts, repurchase agreements and interest rate protection transactions and purchasing and selling (writing) options, futures contracts and options on futures contracts, that can increase a Portfolio's risks. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."


    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest in U.S. government stripped mortgage-related securities and zero coupon securities, which, due to changes in interest rates, are more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS each are "non-diversified" as that term is defined in the Investment Company Act of 1940 ("1940 Act"). To the extent that a Portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), that Portfolio will be subject to greater risk with respect to its portfolio securities than if it had invested in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Portfolio's total return and the price of its shares. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    In addition, PACE STRATEGIC FIXED INCOME INVESTMENTS may invest significantly in high yield, high risk securities (commonly known as "junk bonds") that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors."

    PaineWebber provides advisory services to you as a participant in the PACE Program, for which you pay a fee that does not vary based on the Portfolios recommended for your investments. At the same time, Mitchell Hutchins, a wholly owned subsidiary of PaineWebber, serves as the Trust's Manager, which has responsibility for monitoring and compensating each Adviser. As Manager, Mitchell Hutchins receives a fee from each Portfolio and retains all or a portion of that fee, the amount of which depends on the Portfolio involved. Consequently, PaineWebber, when making asset allocation recommendations for you, may have a conflict of interest as to the specific Portfolios recommended for investment. PaineWebber, however, is required by applicable standards of fiduciary duty to act solely in your best interest when making investment recommendations for you. You also should be aware that the Manager may have various conflicts of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's compensation and decisions, including the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by the Trust's board of trustees and separately by the trustees who are not affiliated with the Manager, any of the Advisers or any of their affiliates. See "Management--Manager" and "Purchases--General--The PACE Program."

    The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through the PACE Program that are based on an evaluation of your investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be fully invested in accordance with its investment objective and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position when the Adviser believes adverse market conditions so warrant, it can be expected that a defensive posture will be adopted less frequently than would be the case for other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program, and an investment among the Portfolios should be regarded as a long-term investment that should be held through several market cycles.

    There can also be no assurance that PaineWebber's periodic recommendations for adjustments in the allocation of assets among Portfolios will be successful or can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets among the Portfolios. See "Exchanges."

    PURCHASE AND REDEMPTION OF SHARES. You may purchase shares of the Portfolios only if you are a participant in the PACE Program. The minimum initial investment in the Trust is $25,000 and any subsequent investment in the Trust must be at a minimum of $500. The minimum initial investment in an individual retirement account is $10,000. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined after receipt. You do not pay a sales charge in connection with purchases or redemptions. As stated above under "PACE Program," for services provided to you under the PACE Program, you pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction in the Program Fee. See "Purchases" and "Redemptions."

    DIVIDENDS AND TAXES. Dividends from the net investment income of PACE MONEY MARKET INVESTMENTS are declared daily and paid monthly. Dividends from the net investment income of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are declared and paid monthly and may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions, if any. Dividends from the net investment income of the six equity Portfolios are declared and paid annually. Distributions of any undistributed net realized gains from foreign currency transactions, net capital gain (the excess of net long term capital gain over net short-term capital loss) and undistributed net realized short-term capital gain, if any, earned by a Portfolio will be made annually. See "Dividends and Taxes."

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company is custodian of each Portfolio's assets and employs foreign sub-custodians to provide custody of any Portfolio's foreign assets. PFPC Inc. is each Portfolio's transfer and dividend disbursing agent (the "Transfer Agent").

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
                                 TRUST EXPENSES

    The following table lists the costs and expenses, including the separate fees for the PACE Program, that you will incur either directly or indirectly as a shareholder of each Portfolio based on the Portfolio's operating expenses for the fiscal year ended July 31, 1996.


                                           PACE
                                        GOVERNMENT      PACE         PACE         PACE         PACE
                                        SECURITIES   INTERMEDIATE STRATEGIC    MUNICIPAL      GLOBAL
                           PACE MONEY     FIXED        FIXED        FIXED        FIXED        FIXED
                             MARKET       INCOME       INCOME       INCOME       INCOME       INCOME
                           INVESTMENTS  INVESTMENTS  INVESTMENTS  INVESTMENTS  INVESTMENTS  INVESTMENTS
                           ----------   ----------   ----------   ----------   ----------   ----------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Annual Program
  Fee (as a percentage of
  average value of
  Portfolio shares held
  on the last calendar
  day of the previous
  quarter)...............     1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
                               ---          ---          ---          ---          ---          ---
                               ---          ---          ---          ---          ---          ---
ANNUAL PORTFOLIO
  OPERATING EXPENSES*
  (as a percentage of
  average net assets)
Management Fees (Before
  Fee Waivers)**.........     0.15%        0.50%        0.40%        0.50%        0.40%        0.60%
Distribution (Rule 12b-1)
  Expenses...............     None         None         None         None         None         None
Other Expenses (Before
  Expense
  Reimbursements)+.......     2.25%        0.65%        0.83%        0.90%        1.34%        1.01%
                               ---          ---          ---          ---          ---          ---
Total Portfolio Operating
  Expenses
  (Before Fee Waivers and
  Expense
  Reimbursements)+.......     2.40%        1.15%        1.23%        1.40%        1.74%        1.61%
                               ---          ---          ---          ---          ---          ---
                               ---          ---          ---          ---          ---          ---
Total Portfolio Operating
  Expenses
  (Net of Fee Waivers and
  Expense
  Reimbursements)***.....     0.50%        0.85%        0.85%        0.85%        0.85%        0.95%
                               ---          ---          ---          ---          ---          ---
                               ---          ---          ---          ---          ---          ---


----------
  * Does not include the Program Fee.

 ** "Management Fees" includes the amounts paid by Mitchell Hutchins to the Adviser for each Portfolio.

*** Mitchell Hutchins has agreed to waive all or a portion of its management fees and then subsidize certain operating expenses with respect to each Portfolio through July 31, 1997, which will lower the overall expenses of each Portfolio, to the levels noted above.

  + Includes an administration fee of 0.20% payable to Mitchell Hutchins by each Portfolio.

    ----------------------------------------------------------------------------


                                                        PACE         PACE
                                           PACE        SMALL/       SMALL/                     PACE
                           PACE LARGE     LARGE        MEDIUM       MEDIUM                  INTERNATIONAL
                            COMPANY      COMPANY      COMPANY      COMPANY        PACE       EMERGING
                             VALUE        GROWTH       VALUE        GROWTH     INTERNATIONAL  MARKETS
                             EQUITY       EQUITY       EQUITY       EQUITY       EQUITY       EQUITY
                           INVESTMENTS  INVESTMENTS  INVESTMENTS  INVESTMENTS  INVESTMENTS  INVESTMENTS
                           ----------   ----------   ----------   ----------   ----------   ----------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Annual Program
  Fee (as a percentage of
  average value of
  Portfolio shares held
  on the last calendar
  day of the previous
  quarter)...............     1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
                               ---          ---          ---          ---          ---          ---
                               ---          ---          ---          ---          ---          ---
ANNUAL PORTFOLIO
  OPERATING EXPENSES*
  (as a percentage of
  average net assets)
Management Fees (Before
  Fee Waivers)**.........     0.60%        0.60%        0.60%        0.60%        0.70%        0.90%
Distribution (Rule 12b-1)
  Expenses...............     None         None         None         None         None         None
Other Expenses (Before
  Expense
  Reimbursements)+.......     0.80%        0.73%        0.91%        0.67%        1.11%        1.45%
                               ---          ---          ---          ---          ---          ---
Total Portfolio Operating
  Expenses
  (Before Fee Waivers and
  Expense
  Reimbursements)+.......     1.40%        1.33%        1.51%        1.27%        1.81%        2.35%
                               ---          ---          ---          ---          ---          ---
                               ---          ---          ---          ---          ---          ---
Total Portfolio Operating
  Expenses
  (Net of Fee Waivers and
  Expense
  Reimbursements)***.....     1.00%        1.00%        1.00%        1.00%        1.50%        1.50%
                               ---          ---          ---          ---          ---          ---
                               ---          ---          ---          ---          ---          ---


----------
See footnotes on previous page.

    MANAGEMENT AND ADMINISTRATION FEES; EXPENSES. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging among the Portfolios from 0.15% to 0.90% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. Each Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at an annual rate of 0.20% of the value of the average daily net assets of the Portfolio. The nature of the services provided to, and the aggregate management and administration fees paid by, each Portfolio are described under "Management." "Other Expenses" include the administration fee and estimated fees for shareholder services, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance and a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. Through July 31, 1997, the Manager will voluntarily waive all or a portion of the fees otherwise payable to it and then reimburse certain operating expenses of a Portfolio, in order to have the Portfolios operate at the expense ratios indicated in the Expense Table above.

EXAMPLE.

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolios through the PACE Program. These amounts, which include the maximum fees for the PACE Program, are based upon (i) payment by the Portfolios of operating expenses (net of fee waivers and expense reimbursements) at the levels set forth in the Expense Table above and (ii) the specific assumptions stated below:

                                PACE MONEY MARKET          PACE GOVERNMENT SECURITIES      PACE INTERMEDIATE FIXED
                                   INVESTMENTS              FIXED INCOME INVESTMENTS          INCOME INVESTMENTS
                           ----------------------------   ----------------------------   ----------------------------
                            1       3       5      10      1       3       5      10      1       3       5      10
                           YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
                           ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
A shareholder would pay
  the following expenses
  on a $1,000 investment,
  assuming (i) a 5%
  annual return and (ii)
  redemption at the end
  of each time period:     $20     $63    $108    $233    $24     $73    $126    $269    $24     $73    $126    $269

                               PACE STRATEGIC FIXED           PACE MUNICIPAL FIXED            PACE GLOBAL FIXED
                                INCOME INVESTMENTS             INCOME INVESTMENTS             INCOME INVESTMENTS
                           ----------------------------   ----------------------------   ----------------------------
                            1       3       5      10      1       3       5      10      1       3       5      10
                           YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
                           ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
                           $24     $73    $126    $269    $24     $73    $126    $269    $25     $76    $131    $279

                                                                                                 PACE SMALL/
                             PACE LARGE COMPANY VALUE      PACE LARGE COMPANY GROWTH         MEDIUM COMPANY VALUE
                                EQUITY INVESTMENTS             EQUITY INVESTMENTS             EQUITY INVESTMENTS
                           ----------------------------   ----------------------------   ----------------------------
                            1       3       5      10      1       3       5      10      1       3       5      10
                           YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
                           ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
A shareholder would pay
  the following expenses
  on a $1,000 investment,
  assuming (i) a 5%
  annual return and (ii)
  redemption at the end
  of each time period:     $25     $78    $133    $284    $25     $78    $133    $284    $25     $78    $133    $284

                                     PACE SMALL/
                             MEDIUM COMPANY GROWTH EQUITY        PACE INTERNATIONAL EQUITY         PACE INTERNATIONAL EMERGING
                                     INVESTMENTS                        INVESTMENTS                 MARKETS EQUITY INVESTMENTS
                           --------------------------------   --------------------------------   --------------------------------
                             1       3        5        10       1       3        5        10       1       3        5        10
                           YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS
                           -----   ------   ------   ------   -----   ------   ------   ------   -----   ------   ------   ------
                            $25      $78      $133     $284    $30      $93      $158     $332    $30      $93      $158     $332


    This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Portfolio Operating Expenses remain the same in the years shown. It also assumes payment of the maximum PACE Program Fee of 1.50% of the value of the shares of the Portfolios held in your PaineWebber account each year. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Portfolios' shares.


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Portfolio's shares will depend upon, among other things, the level of average net assets, the extent to which a Portfolio incurs variable expenses, such as transfer agency costs, and whether the Manager reimburses all or a portion of the Portfolio's expenses and/or waives all or a portion of its management and administration fees.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The table below provides selected per share data and ratios for a share of beneficial interest for the period shown. This information is supplemented by the financial statements for such period, and the accompanying notes appearing in the Trust's Annual Report to Shareholders for the period August 24, 1995 to July 31, 1996, and the unqualified report of Ernst & Young LLP, independent auditors, appearing in the Trust's Annual Report to Shareholders. The Annual Report is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Trust's performance is also included in the Annual Report of Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                               FOR THE PERIOD AUGUST 24, 1995+ TO JULY 31, 1996
                           ---------------------------------------------------------
                                              PACE
                                           GOVERNMENT        PACE           PACE
                               PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                           MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                           INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                           ------------   ------------   ------------   ------------
Net asset value,
 beginning of period.....    $  1.00        $ 12.00        $ 12.00        $ 12.00
                           ------------   ------------   ------------   ------------
Net investment income....       0.05           0.49           0.53           0.59
Net realized and
 unrealized gains
 (losses) from
 investments, futures
 contracts and foreign
 currency transactions...       0.00           0.03          (0.09)          0.38
                           ------------   ------------   ------------   ------------
Net increase (decrease)
 from investment
 operations..............       0.05           0.52           0.44           0.97
                           ------------   ------------   ------------   ------------
Dividends from net
 investment income.......      (0.05)         (0.44)         (0.48)         (0.52)
Distributions from net
 realized gains..........         --          (0.01)         (0.01)         (0.01)
                           ------------   ------------   ------------   ------------
Total dividends and
 distributions...........      (0.05)         (0.45)         (0.49)         (0.53)
                           ------------   ------------   ------------   ------------
Net asset value, end of
 period..................    $  1.00        $ 12.07        $ 11.95        $ 12.44
                           ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------
Total investment return
 (1).....................       4.75%          4.35%          3.59%          8.15%
                           ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------
Ratios/Supplemental Data:
Net assets, end of period
 (000's).................    $10,221        $58,752        $41,273        $42,550
Ratio of:
Expenses to average net
 assets, net of fee
 waivers and expense
 reimbursements..........       0.50%*         0.85%*         0.85%*         0.85%*
Expenses to average net
 assets, before fee
 waivers and expense
 reimbursements..........       2.40%*         1.15%*         1.23%*         1.40%*
Net investment income
 (loss) to average net
 assets, net of fee
 waivers and expense
 reimbursements..........       4.93%*         5.09%*         5.56%*         5.85%*
Net investment income
 (loss) to average net
 assets, before fee
 waivers and expense
 reimbursements..........       3.03%*         4.79%*         5.18%*         5.30%*
Portfolio turnover.......         --            978%            36%           166%

------------
 + Commencement of operations

 * Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results for each Portfolio would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

--------------------------------------------------------------------------------


                                                    FOR THE PERIOD AUGUST 24, 1995+ TO JULY 31, 1996
                     --------------------------------------------------------------------------------------------------------------
                                                                   PACE                        PACE                        PACE
                                                     PACE         LARGE          PACE      SMALL/MEDIUM                INTERNATIONAL
                         PACE          PACE         LARGE        COMPANY     SMALL/MEDIUM    COMPANY         PACE        EMERGING
                      MUNICIPAL    GLOBAL FIXED    COMPANY        GROWTH       COMPANY        GROWTH     INTERNATIONAL   MARKETS
                     FIXED INCOME     INCOME     VALUE EQUITY     EQUITY     VALUE EQUITY     EQUITY        EQUITY        EQUITY
                     INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net asset value,
beginning of
period..............   $ 12.00       $ 12.00       $ 12.00       $ 12.00       $ 12.00       $ 12.00       $ 12.00       $ 12.00
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net investment
income..............      0.49          0.53          0.12          0.03          0.10          0.00          0.12          0.07
Net realized and
unrealized gains
(losses) from
investments, futures
contracts and
foreign currency
transactions........      0.27          0.27          2.02          1.26          0.23         (0.78)         0.73          0.44
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net increase
(decrease) from
investment
operations..........      0.76          0.80          2.14          1.29          0.33         (0.78)         0.85          0.51
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Dividends from net
investment income...     (0.43)        (0.46)        (0.05)        (0.02)        (0.04)        (0.02)        (0.06)        (0.02)
Distributions from
net realized
gains...............     (0.01)        (0.01)        (0.02)           --            --            --            --            --
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total dividends and
distributions.......     (0.44)        (0.47)        (0.07)        (0.02)        (0.04)        (0.02)        (0.06)        (0.02)
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end
of period...........   $ 12.32       $ 12.33       $ 14.07       $ 13.27       $ 12.29       $ 11.20       $ 12.79       $ 12.49
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total investment
return (1)..........      6.38%         6.68%        17.90%        10.76%         2.76%        (6.55)%        7.08%         4.23%
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
                        ------     ------------  ------------  ------------  ------------  ------------  ------------  ------------
Ratios/Supplemental
Data:
Net assets, end of
period (000's)         $17,765       $38,296       $80,897       $69,248       $63,894       $63,364       $45,331       $25,481
Ratio of:
Expenses to average
net assets, net of
fee waivers and
expense
reimbursements......      0.85%*        0.95%*        1.00%*        1.00%*        1.00%*        1.00%*        1.50%*        1.50%*
Expenses to average
net assets, before
fee waivers and
expense
reimbursements......      1.74%*        1.61%*        1.40%*        1.33%*        1.51%*        1.27%*        1.81%*        2.35%*
Net investment
income (loss) to
average net assets,
net of fee waivers
and expense
reimbursements......      4.95%*        5.24%*        1.22%*        0.33%*        1.07%*       (0.14)%*       1.35%*        0.94%*
Net investment
income (loss) to
average net assets,
before fee waivers
and expense
reimbursements......      4.07%*        4.58%*        0.82%*       (0.01)%*       0.56%*       (0.41)%*       1.04%*        0.08%*
Portfolio
turnover............        78%          197%           38%           65%           30%          115%           25%           22%

     INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS AND RISK FACTORS

    A description of the investment objective and policies of each Portfolio follows. There can be no assurance that a Portfolio will achieve its investment objective. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval by vote of the shareholders of that Portfolio. See the SAI for a further definition of approval by vote of the shareholders. Unless otherwise specified, the other investment policies of a Portfolio are not fundamental and can be changed by the board of trustees acting alone. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the "Investment Policies and Restrictions" section of the SAI.

PACE MONEY MARKET INVESTMENTS

    Adviser: Mitchell Hutchins Asset Management Inc.

    Objective: Current income consistent with preservation of capital and liquidity

    PACE MONEY MARKET INVESTMENTS seeks to achieve its investment objective by investing in high quality money market instruments including U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities or repurchase agreements involving any of the foregoing securities. The Portfolio may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others (i.e., banks or brokers). The Portfolio invests only in U.S. dollar-denominated securities that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.


    The Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S banks, including foreign branches of domestic banks and domestic branches of foreign banks, and foreign branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase. The Portfolio may also invest in interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the value of the Portfolio's assets.


    The commercial paper and other short-term corporate obligations purchased by the Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Trust's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality (collectively, "First Tier Securities"). The Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

    The Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there can be no assurance it will be able to do so. The yield and value of Portfolio shares and the yield and value of portfolio securities are also not insured or guaranteed by the U.S. government. The yield attained by the Portfolio may not be as high as that of other funds that invest in lower quality or longer term securities. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors" for other investment policies of the Portfolio.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    Adviser: Pacific Investment Management Company

    Objective: Current income

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS seeks to achieve its investment objective by investing primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities, with a dollar-weighted average portfolio duration of between two and seven years. Under normal conditions, the Portfolio invests at least 65% of its total assets in U.S. government Fixed Income Securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities and repurchase agreements with respect to these securities. "Fixed Income Securities" include debt instruments the interest payment on which may be fixed, variable or floating and also includes zero coupon securities which pay no interest until maturity.

    The Portfolio may invest in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as Government National Mortgage Association mortgage-backed securities ("GNMA certificates"), securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Resolution Funding Corporation ("RFC") and the Tennessee Valley Authority ("TVA"), and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer, such as mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Resolution Trust Corporation ("RTC").

    The Portfolio also may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons, including Certificates of Accrual Treasury Securities ("CATS") and Treasury Income Growth Receipts ("TIGRs"). The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury STRIPS program are not U.S. government securities. As long as the SEC takes this position, CATS and TIGRs will not be considered U.S. government securities for purposes of the 65% investment requirement. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Risks of Mortgage-and Asset-Backed Securities" for further discussion of the mortgage- and asset-backed securities in which the Portfolio may invest.

    The Portfolio may invest up to 35% of its total assets in mortgage-backed securities that are issued by private issuers and in debt securities of other corporate issuers. In an effort to maintain a dollar-weighted average portfolio duration of between two and seven years, the Adviser monitors the prepayment experience of the underlying mortgage pools of the Portfolio's mortgage-related securities and will purchase and sell securities in the Portfolio to shorten or lengthen the average duration of the Portfolio, as appropriate.

    The Portfolio's investments in Fixed Income Securities are limited to those that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") (or, if unrated, determined by the Adviser to be of comparable quality). See the Appendix to the SAI for a description of Moody's and S&P's ratings. In addition, the Portfolio will not acquire a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities rated below AAA, or if more than 10% of the Portfolio's total assets would be invested in securities rated A.

    The Portfolio may use options, futures contracts, options on futures contracts and interest rate protection transactions for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    Adviser: Pacific Income Advisers, Inc.

    Objective: Current income, consistent with reasonable stability of principal

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS seeks to achieve its objectives through investment in Fixed Income Securities with a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal conditions, the Portfolio invests at least 65% of its total assets in U.S. government securities, corporate bonds, debentures, non-convertible Fixed Income Securities, preferred stocks, mortgage-related securities, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio also may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by at least one NRSRO (e.g., Moody's or S&P) and unrated securities determined by the Adviser to be of comparable quality. Securities in the lowest of those four categories, i.e., rated Baa by Moody's or BBB by S&P, have speculative characteristics and are subject to greater risks. See the Appendix to the SAI for a description of Moody's and S&P ratings and "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Debt Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

    In an effort to maintain a dollar-weighted average portfolio duration of between of two and four and one-half years, the Adviser monitors the prepayment experience of the underlying mortgage pools of the Portfolio's mortgage-related securities and will purchase and sell securities in the Portfolio to shorten or lengthen the duration of the Portfolio, as appropriate.

PACE STRATEGIC FIXED INCOME INVESTMENTS

    Adviser: Pacific Investment Management Company

    Objective: Total return consisting of income and capital appreciation

    PACE STRATEGIC FIXED INCOME INVESTMENTS seeks to achieve its investment objective by investing in a portfolio of Fixed Income Securities of varying maturities with a dollar-weighted average portfolio duration of between three and eight years. Portfolio holdings will be invested in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued.

    Under normal conditions, the Portfolio invests at least 65% of its assets in Fixed Income Securities which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Portfolio's total assets is held in securities rated below investment grade and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors-- Debt Securities" below and the Appendix in the SAI for a description of Moody's and S&P ratings.

    The Portfolio may invest up to 20% of its total assets in a combination of U.S. dollar-denominated debt of any foreign issuer, Yankee bonds, Eurodollar bonds and debt securities denominated in foreign currencies, except that not more than 10% of the Portfolio's total assets shall be invested in debt securities denominated in foreign currencies. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers. Eurodollar bonds are U.S. dollar-denominated obligations of issuers that are located outside the United States, primarily in Europe. The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio also may use options, futures contracts, options on futures contracts and interest rate protection transactions for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    Adviser: Morgan Grenfell Capital Management, Incorporated

    Objective: High current income exempt from federal income tax

    PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to achieve its investment objective through investment in general obligation, revenue and private activity bonds and notes, the interest on which is exempt from federal income tax, with a dollar-weighted portfolio duration of between three and seven years.

    Under normal conditions, the Portfolio invests at least 80% of its total assets in general obligation, revenue and private activity bonds and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is exempt from federal income tax ("Municipal Obligations"), including municipal bonds, industrial development bonds ("IDBs"), municipal lease obligations and certificates of participation therein, put bonds and private activity bonds ("PABs"). The Portfolio also will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state or more than 25% of its total assets in Municipal Obligations that are secured by revenues from entities in a particular industry category except that the Portfolio may invest up to 50% of its total assets in public housing authorities, and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities. To the extent the Portfolio concentrates its investments in single family and multi-family housing obligations, the Portfolio will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

    The Portfolio will include Municipal Obligations of varying maturities with a dollar-weighted average portfolio duration of between three and seven years. Portfolio composition generally covers a range of maturities with geographic and issuer diversification. The Portfolio may invest in PABs collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The Portfolio may also invest in variable rate Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio limits its investments to Municipal Obligations that are rated at least A, MIG-2 or Prime 2 by Moody's or A, SP-2 or A-2 by S&P at the time of investment or unrated securities determined to be of comparable quality by the Adviser, except that up to 15% of its total assets may be invested in municipal bonds that, at the time of purchase, are rated Baa by Moody's or BBB by S&P, or if unrated, are determined by the Adviser to be of comparable quality. Municipal Obligations in the lowest investment grade category are considered medium grade securities and have speculative characteristics. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Debt Securities" for a discussion of certain risks associated with securities rated in the fourth highest rating category.

    The Portfolio may invest without limit in PABs, although it does not currently expect to invest more than 25% of its total assets in PABs. Dividends attributable to interest income on certain types of PABs issued after August 15, 1986 to finance non-governmental activities are a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Although no assurance can be given, the Adviser will endeavor to manage the Portfolio so that no more than 25% of the interest income will be a tax preference item. Dividends derived from interest income on all Municipal Obligations are a component of the "current earnings" adjustment for corporations for purposes of the AMT.

    Under normal circumstances, the Portfolio may invest up to 20% of its total assets in certain taxable securities to maintain liquidity. In addition, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Portfolio may invest without limit in such taxable securities. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

PACE GLOBAL FIXED INCOME INVESTMENTS

    Adviser: Rogge Global Partners plc

    Objective: High total return

    PACE GLOBAL FIXED INCOME INVESTMENTS seeks to achieve its investment objective by investing primarily in high-grade Fixed Income Securities issued by domestic and foreign governments and supranational entities and private issuers located overseas, with a dollar-weighted average duration of between four and eight years. Under normal conditions, at least 65% of the value of the Portfolio's total assets will be invested in domestic and foreign bonds issued by governments, companies and supranational organizations such as the International Bank for Reconstruction and Development (commonly known as the "World Bank"), Asian Development Bank, European Investment Bank and European Economic Community. Bonds are viewed by the Portfolio to include Fixed Income Securities of any maturity. Under normal market conditions, investments will be made in a minimum of four countries, one of which may be the United States. For temporary defensive purposes, the Portfolio may invest in securities of only one country, including the United States. The Portfolio may invest in non-U.S. dollar denominated securities.

    The Portfolio will include Fixed Income Securities of varying maturities with a dollar-weighted average portfolio duration of between four and eight years. The Portfolio's quality standards limit its investments to those rated within the three highest grades assigned by Moody's or S&P, or unrated securities determined by the Adviser to be of comparable quality, except for bonds issued by companies and governments in emerging markets.

    The Portfolio may invest up to 10% of its total assets in bonds issued by companies and governments in emerging countries that at the time of purchase, are rated Baa or Ba by Moody's or BBB or BB by S&P or are unrated but determined to be of comparable quality by the Adviser.

    Bonds rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are commonly referred to as "junk bonds." In the event that, due to a downgrade of one or more debt securities, an amount in excess of 10% of the total assets of the Portfolio is held in securities rated below investment grade and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof.

    The emerging countries in which the Portfolio may invest currently include Argentina, Brazil, Chile, China, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Singapore, Thailand and Venezuela. These markets tend to be in the less economically developed regions of the world. General characteristics of emerging countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infra-structures and rapid economic growth. The Adviser believes that investments in bonds issued in emerging countries offer the opportunity for significant long-term investment returns; however, these investments are lower quality than the three highest rated securities and involve certain risks. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors--Foreign Securities."

    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio also may use options, futures contracts, and options on futures contracts for hedging and income and return enhancement purposes. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    Adviser: Brinson Partners, Inc.

    Objective: Capital appreciation and dividend income

    PACE LARGE COMPANY VALUE EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in equity securities that, in the Adviser's opinion are undervalued. Under normal circumstances, substantially all of the Portfolio's total assets will be invested in a wide range of equity securities of companies that are traded on major stock exchanges as well as on the over-the-counter ("OTC") market. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Up to 10% of the Portfolio's total assets may include convertible debt securities rated BB by Moody's or Ba by S&P or, if unrated, determined to be of comparable quality by the Adviser. The Portfolio expects its equity investments to encompass both large and intermediate capitalization companies, but under normal circumstances at least 65% of the Portfolio's total assets will be invested in common stock of companies with total market capitalization (i.e., market value of common stock outstanding) of $2.5 billion or greater at the time of purchase. The Portfolio may invest up to 5% of its total assets in foreign securities, including American Depositary Receipts ("ADRs").

    The Adviser's approach to investing for the Portfolio is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The Adviser's research focuses on several levels of analysis; first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, the Adviser quantifies expectations of a company's ability to generate profit and to grow business into the future. For each stock under analysis, the Adviser discounts to the present all of the future cash flows that it believes will accrue to the Portfolio from the investment to calculate a present or intrinsic value. This value estimate generated by the Adviser's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with the Adviser's investment judgment, determine which securities are included in the Portfolio.

    The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    Adviser: Chancellor Capital Management, Inc.

    Objective: Capital appreciation

    PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in equity securities of companies that, in the Adviser's opinion, are characterized by an earnings growth rate which is faster than that of the average growth rate of the companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and total market capitalization (i.e., market value of common stock outstanding) of at least $2.5 billion. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected generally to experience greater volatility than those of PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. In selecting securities for the Portfolio, the Adviser evaluates factors believed to be favorable to long-term growth of capital, such as the business outlook for the issuer's industry and the issuer's position in that industry, as well as the issuer's background, historical profit margins on equity and experience and qualifications of the issuer's management. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $2.5 billion or greater at the time of purchase. The Portfolio may invest up to 5% of its total assets in foreign securities, including ADRs. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

    The Adviser manages the Portfolio by investing in companies from a defined growth subset of both the S&P 500 Index and the Russell 1000 Growth Index, which consists of companies expected to grow at least 50% faster than the market. The Adviser divides the growth subset into 19 industry groups, and their market capitalization weights define its normal or neutral position. Based upon the Adviser's collective industry evaluation, it may increase or decrease portfolio exposures on a weekly basis by a maximum 6% relative to the normal weightings. This permits flexibility relative to its growth benchmark, yet ensures against undue volatility associated with overexposure to one industry.

    The Adviser's stock selection decisions are determined by: (1) the Adviser's analysts' forecasts of the industry/company's relative attractiveness; (2) the Adviser's research-driven dividend discount model; and (3) the Adviser's quantitative, fact-based Stock Selection Model that ranks industries/stocks based primarily on earnings momentum, earnings stability, relative value and relative strength. The Adviser ranks the stocks in its large-capitalization universe on a normal bell-shaped curve, purchasing stocks ranked in the top 30% of the combined ranked universe, and selling stocks ranked in the bottom 30%.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    Adviser: Brandywine Asset Management, Inc.

    Objective: Capital appreciation

    PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in equity securities that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase, which generally have below-market average price/earnings ("P/E") ratios and with total market capitalization (i.e., market value of common stock outstanding) of less than $2.5 billion. The Portfolio will only invest in companies with common stock traded on the major stock exchanges as well as on the OTC market. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $2.5 billion at the time of purchase. The Portfolio defines a low P/E ratio as a P/E (based on trailing twelve-month earnings) which places an issuer among the lowest 25% based on P/E ratios for all exchange-traded and OTC stocks with positive earnings and a capitalization greater than $10 million. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

    The Adviser performs a qualitative, fundamental review of candidates to determine that they are appropriate candidates for the Portfolio. This review identifies and avoids stocks undesirable for investment: First, the Adviser adjusts all reported earnings for extraordinary gains and losses so as to consider only true, low P/E stocks for entry into the Portfolio. Second, the Adviser excludes stocks that have pre-announced significant earnings changes which when formally reported will raise their P/E ratios. Third, stocks that have had recent strong price increases, and therefore are not truly undervalued, are eliminated. Fourth, the fundamental review identifies and removes those stocks that are suffering a severe or sudden fundamental deterioration.

    The Portfolio intends to invest in the common stock only of companies meeting these criteria. Each stock's weighting in the Portfolio will be proportional to the stock's capitalization, except that the Portfolio will not purchase any stock if it would exceed 2% of the Portfolio. The Portfolio may deviate from strict capitalization weighting in order to invest only in round lots, for illiquidity considerations, or to block purchases at favorable prices.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    Adviser: Westfield Capital Management Company, Inc.

    Objective: Capital appreciation

    PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies, companies characterized by above-average earnings growth rates and total market capitalization (i.e., market value of common stock outstanding) of less than $2.5 billion. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected generally to experience greater volatility than those of PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $2.5 billion that exhibit the potential for high future earnings growth relative to the overall market. The Portfolio may invest up to 5% of its total assets in foreign securities, including ADRs.

    The Adviser uses a bottom-up, fundamental approach, including on-site company visits, to uncover and analyze companies that exhibit the possibility of accelerating earnings growth because of management changes, new products, established products exhibiting unit volume growth or structural changes in the economy. The quality of the management team and the strength of the company's finances and internal controls are also factors in the investment decision. A 12 to 18 month time horizon is employed in selecting stocks; however, selected issues may be held for extended periods based on the Adviser's outlook.

    The Adviser is exposed to and follows companies constituting a full range of market sectors; nevertheless, it may focus on a limited number of attractive industries. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE INTERNATIONAL EQUITY INVESTMENTS

    Adviser: Martin Currie Inc.

    Objective: Capital appreciation

    PACE INTERNATIONAL EQUITY INVESTMENTS seeks to achieve its objective by investing in equity securities of companies domiciled outside the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities of companies domiciled in three or more countries outside the United States. "Domiciled," for these purposes, means companies (1) which are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in such a country, or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the eponymous country or which have at least 50 percent of their assets situated in such a country. The Portfolio also may invest up to 10% of its total assets in securities of investment companies, such as closed-end investment management companies which invest in foreign markets.

    The Portfolio will normally invest in the securities of three or more countries outside the

United States. Particular consideration will be given to investments principally traded in Japanese, European, Pacific and Australian securities markets, and in foreign securities of companies traded on United States' securities markets. The Portfolio may also invest up to 10% of its total assets in emerging markets, including Asia, Latin America and other regions, where markets may not yet fully reflect the potential of the developing economy. For purposes of this Portfolio, "emerging markets" are markets in countries not included in the Morgan Stanley Capital International World Index ("MSCI Index") of major world economies.

    In allocating the Portfolio's assets among the various securities markets of the world, the Adviser will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances, the Portfolio's investments will involve securities principally traded in at least ten different countries. The Portfolio will invest only in markets where, in the judgment of the Adviser, there exists an acceptable framework of market regulation and sufficient liquidity.

    When the Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Portfolio temporarily may invest up to 100% of its assets in domestic debt securities, foreign debt securities principally traded in the United States, and in foreign debt securities principally traded outside of the United States, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, corporate bonds and sponsored ADRs.

    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency and for income and return enhancement purposes. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    Adviser: Schroder Capital Management International Inc.

    Objective: Capital appreciation

    PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS seeks to achieve its investment objective by investing, under normal conditions, at least 65% of the Portfolio's total assets in equity securities of issuers domiciled in three or more emerging market countries. "Domiciled" for these purposes means companies
(1) which are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in such a country, or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the eponymous country or which have at least 50 percent of their assets situated in such a country.

For purposes of this Portfolio, "emerging market" countries are all markets in all countries not included in the MSCI Index of major world economies and Malaysia. The Portfolio may invest in a broad range of equity securities, including common and preferred stock, debt securities convertible into or exchangeable for stock and securities such as warrants or rights that are convertible into stock. The Portfolio also may invest up to 10% of its total assets in securities of investment companies, such as closed-end investment management companies which invest in foreign markets.

    In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Adviser will seek out attractive investment opportunities in these countries.

    The Portfolio will not necessarily seek to diversify investments on a geographic basis within the emerging market category and to the extent the Portfolio concentrates its investments in issuers located in one country or area, the Portfolio is more susceptible to factors adversely affecting that country or area.

    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio may acquire emerging market securities that are denominated in currencies other than a currency of an emerging market country. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

                         OTHER INVESTMENT POLICIES AND
                                  RISK FACTORS

MONEY MARKET INSTRUMENTS

    All Portfolios other than PACE MONEY MARKET INVESTMENTS also may invest in high-grade money market instruments such as commercial paper of a U.S. or foreign company or foreign government certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. These obligations generally will be U.S. dollar-denominated. Commercial paper will be rated, at the time of purchase, at least "Prime-2" by Moody's or "A-2" by S&P or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "Prime-2" by Moody's or "A" or "A-2" by S&P. See the Appendix to the SAI for a description of Moody's and S&P's ratings.

U.S. GOVERNMENT SECURITIES

    Each Portfolio may invest in some or all of the following U.S. government securities: securities that are backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations (bills, notes and bonds), securities that are supported primarily or solely by the creditworthiness of the government-related issuer, such as securities issued by the RFC, the Student Loan Marketing Association, the Federal Home Loan Banks and the TVA, and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer, such as U.S. government mortgage-backed securities. For more information concerning the types of mortgage-backed securities in which certain Portfolios may invest, see "Investment Objectives and Policies of the Portfolios--Other Investment Policies and Risk Factors--Mortgage-Backed Securities." In addition, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. See "Investment Objectives and Policies of the Portfolios and Risk Factors--Other Investment Policies and Risk Factors and Risk Factors--Zero Coupon Securities."

DEBT SECURITIES

    Each Portfolio may invest in corporate and other debt obligations. The yield of a Fixed Income Security depends on a variety of factors, including general Fixed Income Security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a Fixed Income Security, the higher the rate of interest paid and the greater the volatility. Furthermore, the value of the securities held by a Portfolio will rise when interest rates decline. Conversely, when interest rates rise, the value of Fixed Income Securities may be expected to decline.

    Except where otherwise indicated, each Portfolio will invest in securities rated A or better by any NRSRO or determined by the Adviser to be of comparable quality. PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS may invest in medium-rated securities (i.e., rated Baa by Moody's or BBB by S&P). Moody's considers securities rated Baa to have speculative characteristics. PACE STRATEGIC FIXED INCOME INVESTMENTS also may invest in lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P). PACE STRATEGIC FIXED INCOME INVESTMENTS, however, will not purchase a security rated lower than B by Moody's or S&P. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions and, as previously stated, are commonly referred to as "junk bonds."

    PACE MONEY MARKET INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are permitted to purchase debt securities that are not rated by an NRSRO but that the Portfolio's Adviser determines to be of comparable quality to that of rated securities in which it may invest. These securities are included in the computation of any percentage limitations applicable to comparably rated securities.

    Although the relevant Advisers will attempt to minimize the speculative risks associated with investments in junk bonds through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the objectives and policies of PACE STRATEGIC FIXED INCOME INVESTMENTS and consider its ability to assume the investment risks involved before making an investment.

    Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisers, and in the case of PACE MONEY MARKET INVESTMENTS, Mitchell Hutchins, would consider such an event in determining whether the Portfolio should continue to hold the security but may not be required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events affecting an issuer, so that an issuer's current financial condition may be better or worse than the rating indicates.

    Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, issuers of these securities may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater, because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

    The market for lower rated securities has expanded in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. The higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell the securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly-traded market.

DURATION

    Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in portfolio selection for PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE

STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS.

    Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a Fixed Income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

    Duration allows an Adviser to make certain predictions regarding how the value of a portfolio will generally respond to changes in the level of interest rates. For example, a portfolio consisting entirely of treasury notes with a remaining maturity of five years would have a duration of 4.5 years. A 1% change in the level of interest rates would cause a change of approximately 4.5% in the net asset value of the portfolio. A portfolio consisting entirely of treasury notes with a remaining maturity of ten years would have a duration of about 7.5 years and a 1% change in the level of interest rates would cause a change of between 7% and 8% in the net asset value of the portfolio. This example is intended for demonstration purposes only, however, and is not intended to approximate how a Portfolio's investment portfolio will respond to changes in interest rates. A Portfolio's investment portfolio may include securities with differing maturities and quality levels, and interest rates on those instruments may not all change by the same amount at the same time as rates rise or fall generally in the marketplace. Also, the treasury securities described in the example cannot be retired prior to maturity, while some of the securities in the Portfolios' investment portfolios can. These factors among others can cause a Portfolio's investment portfolio to respond somewhat differently to changes in interest rates than shown in the example.

    Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that purchasing an equivalent amount of the underlying securities would.

    Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MUNICIPAL OBLIGATIONS

    Municipal Obligations include, but are not limited to, municipal bonds, floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, tender option bonds and short-term municipal notes. Municipal bonds include IDBs, municipal lease obligations and certificates of participation therein, put bonds and PABs.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS may invest in a variety of Municipal Obligations, as described below:

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Portfolio generally invests in municipal lease obligations through certificates of participation. The Portfolio does not presently intend to purchase municipal lease obligations, or certificates of participation therein, that are not rated by Moody's or S&P.

    MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

    In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Portfolio's original investment.

    Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

    Certain municipal lease obligations and certificates of participation may be deemed illiquid for purposes of the Portfolio's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Portfolio may be determined by the Adviser, pursuant to guidelines adopted by the trustees of the Trust, to be liquid securities for purposes of the Portfolio's limitation on investments in illiquid securities. In determining the liquidity of municipal leases obligations and certificates or participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. The Portfolio may not invest more than 5% of its net assets in municipal leases.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio's participation interest in the underlying municipal security, plus accrued interest.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and, to the extent the Portfolio invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Portfolio in calculating their liability for the AMT. See "Dividends and Taxes." The Portfolio is authorized to invest more than 25% of its net assets in IDBs and PABs.

    FLOATING RATE AND VARIABLE RATE OBLIGATIONS. See "Investment Objectives and Policies of the Portfolios and Risk Factors-- Other Investment Policies and Risk Factors-- Floating Rate and Variable Rate Obligations."

    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

    TENDER OPTION BONDS. Tender option bonds are long-term Municipal Obligations sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the tender option). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying Municipal Obligations. Therefore, the Portfolio's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

    PUT BONDS. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

    YIELDS AND RISK FACTORS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Further, if general market interest rates are increasing, the prices of Municipal Obligations ordinarily will decrease and, if rates decrease, the opposite generally will be true. The Portfolio may invest in Municipal Obligations with a broad range of maturities, based on the Adviser's judgment of current and future market conditions as well as other factors, such as the Portfolio's liquidity needs. Accordingly, the average dollar-weighted duration of the Portfolio's portfolio may vary.

    Future federal, state and local laws may adversely affect the tax-exempt status of interest on the Portfolio's portfolio securities or of the exempt-interest dividends paid by the Portfolio, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Obligations and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; the Adviser will rely on such opinions without independent investigation. See "Investment Objectives and Policies of the Portfolio--Other Investment Policies and Risk Factors--Debt Securities" for further discussion of ratings.

MORTGAGE-BACKED SECURITIES

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS each may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs.

    The U.S. government securities in which these three Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by GNMA, FNMA or the FHLMC. Other mortgage-backed securities in which these three Portfolios may invest are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

    GNMA CERTIFICATES. GNMA guarantees certain mortgage pass-through certificates ("GNMA certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Portfolios. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FNMA CERTIFICATES. FNMA facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. FNMA issues guaranteed mortgage pass-through certificates

("FNMA certificates"), which represent PRO RATA shares of all interest and principal payments made and owed on the underlying pools. FNMA guarantees timely payment of interest and principal on FNMA certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

    FHLMC CERTIFICATES. FHLMC also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FHLMC generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a PRO RATA interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

    PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single-class mortgage-backed securities issued or guaranteed by GNMA, FNMA and the FHLMC. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of GNMA, FNMA and the FHLMC, they normally are structured with one or more types of credit enhancement. See "Other Investment Policies and Risk Factors--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in the market value of CMOs.

    The RTC, which was organized by the U.S. government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as FNMA or the FHLMC. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of

CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class (defined below)) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes have an earlier stated maturity or final distribution date that have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. See "Investment Policies and Restrictions--ARM and Floating Rate Mortgage-Backed Securities" in the SAI for further information on these securities.

    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement generally falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

    Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

    SPECIALLY STRUCTURED CMOS AND NEW TYPES OF MORTGAGE-BACKED SECURITIES. PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS each may invest in interest only ("IO"), principal only ("PO") and other specially structured CMO classes. No Portfolio will invest more than 5% of its net assets in any combination of IOs, POs and inverse floating rate securities including those which are not mortgage- and asset-backed securities. See "Other Investment Policies and Risk Factors--Risks of Mortgage- and Asset-Backed Securities."

    New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Portfolios expect to invest in those new types of mortgage-backed securities that the respective Portfolio's Adviser believes may assist the Portfolio in achieving its investment objective. Similarly, the Portfolios may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified above.

ASSET-BACKED SECURITIES

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may each invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment loan contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES

    The yield characteristics of the mortgage-and asset-backed securities in which PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a pre-payment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Portfolio purchases these securities at a discount faster than expected, prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal, because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

    CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

    The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully its initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease-- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    While the market values of particular securities in which a Portfolio invests may be volatile, or may become volatile under certain conditions, its Adviser will seek to manage the Portfolio so that the volatility of the Portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If the Adviser incorrectly forecasts interest rate changes or other factors that may affect the volatility of securities held by the Portfolio, the Portfolio's ability to meet its investment objective may be reduced.

CONVERTIBLE SECURITIES

    PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOWER RATED CONVERTIBLE SECURITIES

    PACE LARGE COMPANY VALUE EQUITY INVESTMENTS may invest up to 10% of its total assets in convertible securities that are rated below investment grade but no lower than B by S&P or Moody's or comparably rated by another
NRSRO, or if not rated by an NRSRO, determined by its Adviser to be of comparable quality. Convertible securities rated below investment grade are commonly referred to as "junk bonds" and are deemed by the NRSROs to be predominantly speculative and may involve significant risk exposure to adverse conditions.

    Lower rated convertible securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest (or, in the case of convertible preferred stock, dividends) and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater, because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

HEDGING AND RELATED INCOME STRATEGIES

    Each Portfolio except PACE MONEY MARKET INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS may use options (both exchange-traded and OTC) and futures contracts to attempt to enhance income and return and may attempt to reduce the overall risk of its investments (hedge) by using options, options on futures contracts and futures contracts. A Portfolio may use these instruments to enhance income or return--for example, to change the Portfolio's exposure from one interest rate to another or from one foreign currency to another. This can be seen as hedging or speculation depending on the effect of the instrument, because the Portfolio is using these instruments to change the underlying characteristic(s) of its portfolio or of particular positions in the portfolio. These strategies may be used by certain Portfolios in an attempt to manage their foreign currency exposure, the average duration of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS AND PACE Global Fixed Income Investments, and other risks of a Portfolio's investments that can cause fluctuations in its net asset value. Each Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The use of options and futures solely to enhance income may be considered a form of speculation. Appendix A to this Prospectus describes the hedging instruments that these Portfolios may use, and the SAI contains further information on these strategies.

    PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each enter into forward currency contracts, buy or sell foreign currency futures contracts, write (sell) and purchase call or put options on securities, currencies and securities indices, buy or sell interest rate futures contracts and (except for PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS) stock index futures contracts and purchase put and call options or write call or put options on such contracts for hedging and income and return enhancement purposes. Each Portfolio (except PACE MONEY MARKET INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/ MEDIUM COMPANY VALUE EQUITY INVESTMENTS) may enter into options and futures contracts that approximate (but do not exceed) the full value of the Portfolio. Under normal circumstances, however, a Portfolio's use of these instruments will place at risk a much smaller portion of its assets.

    PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKET EQUITY INVESTMENTS may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency. Each Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The primary purpose of entering into these contracts is to minimize the risk to the Portfolios from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors for hedging and income and return enhancement purposes. For example, a Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by its Adviser to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. A Portfolio may enter into interest rate protection transactions that approximate (but do not exceed) the full value of the Portfolio.

    The Portfolios might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If its Adviser incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a strategy for a Portfolio, the Portfolio might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

    New financial products and risk management techniques continue to be developed. Each Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and federal tax considerations.

FOREIGN SECURITIES

    PACE MONEY MARKET INVESTMENTS may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign corporations and foreign governments and obligations of foreign banks, domestic branches of foreign banks, foreign branches of domestic banks and foreign branches of foreign banks. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest in foreign debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. PACE INTERMEDIATE FIXED INCOME INVESTMENTS may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS each may invest up to 5% of its total assets in foreign securities including ADRs. See "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

    Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. These risks are often heightened for investments in emerging countries.

    In addition, substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

    The securities markets of many of the emerging countries in which a Portfolio may invest are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    Many of the foreign securities held by a Portfolio will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than is available concerning U.S. companies. Foreign companies, and in particular, companies in smaller and emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. A Portfolio's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes that, if not recoverable by a Portfolio, may reduce the Portfolio's return.

    Additionally, because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by a Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of Portfolio assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Any of these factors could affect a Portfolio.

    The costs attributable to foreign investing that a Portfolio must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Portfolio would be subject. Foreign markets have different clearance and settlement procedures; and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of such portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

    In addition to purchasing securities of foreign issuers in foreign markets, a Portfolio may invest in ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, traded in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

FOREIGN GOVERNMENT SECURITIES

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY

INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest in foreign government securities. The foreign government securities in which the Portfolios may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include Brady Bonds and debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. See "Investment Policies and Restrictions--Brady Bonds" in the SAI for further discussion of risks involved when investing in Brady Bonds.

    Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

    Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Portfolios may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

REPURCHASE AGREEMENTS

    Each Portfolio may use repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from an approved bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to each Portfolio if the other party to the repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by its Adviser (or Mitchell Hutchins in the case of PACE MONEY MARKET INVESTMENTS or in the case of transactions pursuant to any joint repurchase agreement arrangements) to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into dollar rolls, in which a Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Portfolio enters into a dollar roll, the Trust's custodian will segregate cash or liquid securities having a value not less than the forward purchase price.

    The Portfolios may also enter into reverse repurchase agreements in which the Portfolio sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    The dollar rolls and reverse repurchase agreements entered into by the Portfolios normally will be arbitrage transactions in which a Portfolio will maintain an offsetting position in securities or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since these securities or repurchase agreements will mature on or before the settlement date of the related dollar roll or reverse repurchase agreement, the Advisers believe that these arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

    Dollar rolls and reverse repurchase agreements will be considered to be borrowings and, accordingly, will be subject to the respective Portfolios' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Portfolio's total assets. A Portfolio will not enter into dollar rolls or reverse repurchase agreements other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Portfolio's total assets. Neither Portfolio currently intends to enter into dollar rolls other than in such arbitrage transactions, and neither Portfolio currently intends to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purchases. See "Investment Policies and Restrictions--Reverse Repurchase Agreements" in the SAI.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS

    Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks, the credit standing of which affects the credit quality of the obligations.

ILLIQUID SECURITIES

    PACE GLOBAL FIXED INCOME INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest up to 15% of its net assets in illiquid securities; PACE MONEY MARKET INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Portfolio has valued the securities. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the Portfolio's Adviser has determined that they are liquid pursuant to guidelines established by the Trust's board of trustees. Illiquid securities also are considered to include, among other things, certain cover for OTC options, repurchase agreements in excess of seven days, non-marketable interest bearing time deposits with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" that the Portfolio's Adviser has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at favorable prices. See "Investment Policies and Restrictions--Illiquid Securities" in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Portfolio may purchase debt securities, including mortgage- and asset-backed securities, on a "when-issued" basis or may purchase or sell securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Portfolio later than the normal settlement date for such securities at a stated price and yield. The Portfolio generally would not pay for such securities or start earning interest on them until they are received. However, when a Portfolio undertakes a when-issued or delayed delivery purchase commitment, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of a counter party to deliver a security purchased by a Portfolio on a when-issued or delayed delivery basis may result in the Portfolio's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because these securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceeds its net assets. See "Investment Policies and Restrictions--When-Issued and Delayed Delivery Securities" in the SAI.

ZERO COUPON SECURITIES

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. PACE STRATEGIC FIXED INCOME INVESTMENTS also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities prior to that time. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of PACE STRATEGIC FIXED INCOME INVESTMENTS.

    Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies (each, a "RIC"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash. See "Taxes" in the SAI.

LENDING OF PORTFOLIO SECURITIES


    Each Portfolio is authorized to lend up to 33 1/3% of the total value of its portfolio securities (determined at the time of the transaction) to broker-dealers or institutional investors that the Manager deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities. The borrower must maintain with the Portfolio's custodian collateral in the form of cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Portfolio will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Portfolio's interest.


    DERIVATIVES. Certain Portfolios may invest in instruments or securities that commonly are referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. Derivative instruments include options, futures contracts, interest rate protection contracts and similar instruments that may be used by certain Portfolios in hedging and related income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in the Manager's view, the derivative securities in which one or more of the Portfolios may invest include listed options and futures on market indices, interest rates and foreign currencies, "stripped" securities, such as CATS and TIGRs, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters, and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. An Adviser takes these risks into account in its management of the Portfolio.

PORTFOLIO TURNOVER

    The portfolio turnover rates for each Portfolio may vary greatly from year to year and will not be a limiting factor when an Adviser deems portfolio changes appropriate. A high portfolio turnover rate (i.e., 100% or more), may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions" in the SAI. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Dividends and Taxes." PACE MONEY MARKET INVESTMENTS' portfolio turnover is zero for regulatory reporting purposes.

TEMPORARY DEFENSIVE INVESTMENTS

    When an Adviser believes unusual circumstances warrant a defensive posture, and with the concurrence of the Manager, each Portfolio temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS may invest temporarily without limit in certain taxable securities for defensive purposes. PACE GLOBAL FIXED INCOME INVESTMENTS may invest temporarily in securities of only one country, including the United States, for such purposes. PACE INTERNATIONAL EQUITY INVESTMENTS also may invest temporarily up to 100% of its assets in domestic debt, foreign debt principally traded in the United States and in foreign securities principally traded outside of the United States, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, corporate bonds and sponsored ADRs for such purposes.

OTHER INVESTMENT POLICIES

    The Portfolios (except PACE MONEY MARKET INVESTMENTS and PACE MUNICIPAL FIXED INCOME INVESTMENTS) also may engage in short sales of securities "against the box" to defer realization of gains and losses for tax or other purposes. Each Portfolio may borrow money for temporary or emergency purchases, but not in excess of 10% of its total assets; however, no Portfolio will purchase securities when its borrowings exceed 5% of its total assets.

    New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with disclosure, regulatory and tax considerations.

NON-DIVERSIFICATION

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are "non-diversified," as that term is defined in the 1940 Act, but each intends to qualify as a RIC for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Portfolio's total assets may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of its taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that either Portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will be subject to greater risk with respect to its portfolio securities than if it had invested in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Portfolio's total return and the price of Portfolio shares.

                                   MANAGEMENT

    The overall management of the business and affairs of the Trust and the Portfolios rests with the Trust's board of trustees. The trustees approve all significant agreements between the Trust and the persons that furnish services to the Trust and the Portfolios, including the agreements with the Manager, the Advisers, the Trust's distributor, custodian and transfer agent. As the Trust's Manager, Mitchell Hutchins is responsible for the day-to-day business operations of the Trust.

MANAGER

    Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019, is the Manager of the Trust. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of June 30, 1996, total assets under Mitchell Hutchins' management were approximately $43.8 billion. As of that date, Mitchell Hutchins served as investment adviser or sub-adviser to 31 registered investment companies with 65 separate portfolios having aggregate assets of approximately $30 billion. See "Management--Advisers--PACE Money Market Investments."

    Pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"), Mitchell Hutchins manages the investment operations of the Trust, administers the Trust's affairs, provides investment advisory services for PACE MONEY MARKET INVESTMENTS and is responsible for the selection, subject to review and approval of the trustees, of Advisers for each of the Portfolios (other than PACE MONEY MARKET INVESTMENTS) and the review of the Advisers' continued performance. See "Manager" in the SAI.

    Pursuant to a separate Sub-Advisory Agreement (the "Advisory Agreement") between Mitchell Hutchins and each Adviser, the Advisers furnish investment advisory services in connection with the investment management of the respective Portfolios other than PACE MONEY MARKET INVESTMENTS. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the applicable Portfolio. No additional fee is paid by the investor.

    Subject to the supervision and direction of the trustees, the Manager provides to the Trust investment management evaluation services principally by
(1) performing initial review of prospective Advisers for each Portfolio other than PACE MONEY MARKET INVESTMENTS and (2) monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance and investment discipline or philosophy. The Manager is responsible for communicating performance expectations and evaluations to the Advisers and for ultimately recommending to the trustees whether Advisers' contracts should be renewed, modified or terminated. The Manager reports to the trustees regarding the results of its evaluation and monitoring functions. For PACE MONEY MARKET INVESTMENTS, the Manager is responsible for furnishing investment advisory services to the Portfolio, subject to the supervision of the trustees.

    The Manager is also responsible for conducting the general operation of the Trust except those functions performed by the Advisers, custodian and transfer agent. Pursuant to the Management Agreement, each Portfolio pays the Manager a fee comprised of two components: one, for administrative services provided to each Portfolio, computed daily and paid monthly at the annual rate of 0.20% of each Portfolio's average daily net assets; and the other, for investment management services provided to each Portfolio, computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets. The Manager pays each Adviser, out of the investment management services fee it receives from the applicable Portfolio, a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets:

                                                                                      FEE RATE PAID
                                                                                      BY PORTFOLIO      FEE RATE PAID BY
                                                                                     TO THE MANAGER      THE MANAGER TO
                                                                                       (AS A % OF      THE ADVISER (AS A
                                                                                       AVERAGE NET      % OF AVERAGE NET
                                    PORTFOLIO                                            ASSETS)            ASSETS)
----------------------------------------------------------------------------------  -----------------  ------------------
PACE MONEY MARKET INVESTMENTS.....................................................          0.15%             N/A
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS...............................          0.50%              0.25%
PACE INTERMEDIATE FIXED INCOME INVESTMENTS........................................          0.40%              0.20%
PACE STRATEGIC FIXED INCOME INVESTMENTS...........................................          0.50%              0.25%
PACE MUNICIPAL FIXED INCOME INVESTMENTS...........................................          0.40%              0.20%
PACE GLOBAL FIXED INCOME INVESTMENTS..............................................          0.60%              0.35%
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS.......................................          0.60%              0.30%
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS......................................          0.60%              0.30%
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS................................          0.60%              0.30%
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS...............................          0.60%              0.30%
PACE INTERNATIONAL EQUITY INVESTMENTS.............................................          0.70%              0.40%
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS............................          0.90%              0.50%

    Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's compensation and the Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by the board of trustees and separately by the trustees who are not affiliated with the Manager, any of the Advisers or any of their affiliates. In addition, the Manager is subject to certain standards of fiduciary duty required by law.

ADVISERS

    The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, partially in recognition of the reduced administrative and other responsibilities they have undertaken with respect to the Portfolios. Subject to the monitoring of the Manager and, ultimately, the supervision and control of the trustees, each Adviser's responsibilities are focused on making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio in accordance with the Portfolio's stated investment objective and policies. The Advisers are paid their fees for management of the Portfolios by Mitchell Hutchins, not the Trust.

    The Trust has received an exemptive order from the SEC that permits the Trust's board of trustees, without the approval of shareholders: (a) to employ a new Adviser pursuant to the terms of a new Advisory Agreement, either as a replacement for an existing Adviser or as an additional Adviser; (b) to change the terms of an Advisory Agreement; and (c) to continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. Shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

    The following sets forth certain information about each of the Advisers:

PACE MONEY MARKET INVESTMENTS

    Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, a publicly owned financial services holding company. As of June 30, 1996, Mitchell Hutchins was adviser or subadviser of 31 investment companies with 65 separate portfolios and aggregate assets of approximately $30 billion, of which approximately $21.6 billion consisted of assets in money market funds. Susan Messina, a senior vice president of Mitchell Hutchins is primarily responsible for the day-to-day management of PACE MONEY MARKET INVESTMENTS. Since 1987, Ms. Messina has been a portfolio manager at Mitchell Hutchins for taxable money market funds. See "Management--Manager."

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS

    Pacific Investment Management Company ("PIMCO") is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. It is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"), a publicly held investment advisory firm. A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of June 30, 1996, PIMCO had over $80.2 billion in assets under management and was adviser or subadviser of 11 investment companies with 37 portfolios and aggregate assets of approximately $19.7 billion. It has become, since its founding in 1971, one of the largest fixed income management firms in the nation. Since April, 1996, Pasi Hamalainen has been primarily responsible for the day-to-day management of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS. Mr. Hamalainen has been a vice president of PIMCO for two years. Prior to joining PIMCO, Mr. Hamalainen held a fellowship at The Wharton School and assisted in teaching in the MBA program at the Aresty Institute of Executive Education. Since 1991, Mr. Powers has been associated with PIMCO as a senior member of the fixed income portfolio management group. He was previously associated with Bear Stearns & Co. as Senior Managing Director specializing in mortgage-backed securities. Frank B. Rabinovitch, a PIMCO Managing Director, is primarily responsible for the day-to-day management of PACE STRATEGIC FIXED INCOME INVESTMENTS. Mr. Rabinovitch has been associated with PIMCO for eleven years as a senior member of the fixed income portfolio management group.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    Pacific Income Advisers, Inc. ("PIA") is located at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401. Lloyd McAdams and Heather U. Baines, who serve as Chairman and Chief Investment Officer of PIA and President and Chief Executive Officer, respectively, own PIA's voting securities, which makes each of them controlling persons of PIA. As of June 30, 1996, PIA had over $2.2 billion in assets under management. Mr. McAdams is primarily responsible for the day-to-day management of PACE INTERMEDIATE FIXED INCOME INVESTMENTS. Since 1986, he has served as Chairman and Chief Investment Officer of PIA and Chairman and Chief Executive Officer of Syndicated Capital, Inc.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    Morgan Grenfell Capital Management, Incorporated ("MGCM") is located at 1435 Walnut Street, Philadelphia, Pennsylvania 19102. All of the outstanding voting stock of MGCM is owned by Morgan Grenfell Asset Management, Ltd., which is a wholly owned subsidiary of Morgan Grenfell Group plc. Morgan Grenfell Group plc is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of June 30, 1996, MGCM had over $8 billion in assets under management. It has been active in managing portfolios of securities at MGCM since 1989 and over 20 years experience in the management of tax-exempt fixed income investment. David W. Baldt is primarily responsible for the day-to-day management of PACE Municipal Fixed Income Investments. Since June 1989, Mr. Baldt has been Executive Vice President and Chief Investment Officer for fixed income at MGCM.

PACE GLOBAL FIXED INCOME INVESTMENTS

    Rogge Global Partners plc ("Rogge Global") is located at 5-6 St. Andrew's Hill, London, England EC4V5BY. Rogge Global agreed to be acquired by United Asset Management Corporation ("UAM") on August 28, 1996; as a result of this transaction, Rogge Global became a wholly owned subsidiary of UAM. UAM is listed on the NYSE and is principally engaged through affiliated firms and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global. As of June 30, 1996, Rogge Global had over $3.4 billion in assets under management. It was organized in 1984 and specializes in global fixed income management. Rogge Global uses a team approach in the management of PACE GLOBAL FIXED INCOME INVESTMENTS. The team is led by Olaf Rogge, Chief Investment Officer of Rogge Global, along with John Graham, Richard Bell and Adrian James. Mr. Rogge, who founded Rogge Global in 1984, has been managing global investments for approximately twenty-three years. Mr. Graham joined Rogge Global in February 1994 and is currently a Director, Portfolio Manager and Analyst. Prior thereto, he served as a Senior Manager of the Multi-Currency Fixed Income Investment Team at JP Morgan. Mr. Bell joined Rogge Global in June 1990 and serves as a Director, Portfolio Manager and Analyst. Mr. James joined Rogge Global in April 1995 and is currently the Director of Research. He has 10 years experience analyzing international bond markets. From October 1987 through April 1995, Mr. James was a Director at NatWest Capital Markets, where he functioned as the International Bond Economist.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    Brinson Partners, Inc. ("Brinson Partners") is located at 209 South LaSalle Street, Chicago, Illinois 60604. Gary P. Brinson is President and Managing Partner of Brinson Partners. Brinson Partners is an indirect subsidiary wholly owned by Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. As of June 30, 1996, Brinson Partners had approximately $58 billion in assets under management. It and its predecessor entities have managed domestic and international investment assets since December 31, 1981. Mr. Jeffrey J. Diermeier, Managing Partner of U.S. Equities, Mr. Robert C. Moore, Partner and Director of Equity Research, Mr. John C. Leonard, Partner and Equity Portfolio Strategy Analyst, and Ms. Lydia J. Miller, Partner and Equity Portfolio Strategy Analyst are the team responsible for the day-to-day management of PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. Mr. Diermeier was formerly Managing Director of Asset Allocation. In addition, Mr. Diermeier and Mr. Moore have been working together for over 20 years and both played a key role in the research, design and implementation of Brinson Partners' proprietary equity valuation model. Prior to joining Brinson Partners in 1991, Mr. Leonard worked as a Financial Advisor with Sheffield Financial Management for 4 years. Ms. Miller, who joined Brinson Partners in 1995, formerly served as Director of Equities and Portfolio Manager at SBC Portfolio Management International, Inc. for over four years and as a mutual fund Portfolio Manager at Value Line Asset Management for over three years.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    Chancellor Capital Management, Inc. ("Chancellor") is located at 1166 Avenue of the Americas, New York, New York 10036. Chancellor Partners, L.P. ("Chancellor Partners"), of which Chancellor Partners, Inc. ("Chancellor PI") is the General Partner, is the beneficial owner of 55.45% of Chancellor's common stock on a fully diluted and converted basis, while USF&G Investment Management Group, Inc. ("USF&G") is the beneficial owner of 100% of Chancellor's convertible exchangeable preferred stock which is convertible into 44.55% of Chancellor's common stock. Chancellor Partners is a limited partnership controlled by Chancellor employees to hold their investment in Chancellor. Robert G. Wade, Jr., who is Chairman of Chancellor's Board of Directors, is the sole shareholder of Chancellor PI. Accordingly, Mr. Wade, Chancellor Partners and USF&G are controlling persons of Chancellor. USF&G is a wholly owned subsidiary of United States Fidelity and

Guaranty Company, which is in turn wholly owned by USF&G Corporation. USF&G is a publicly-held company with interests in, among other things, the insurance industry. As of June 30, 1996, Chancellor and its subsidiaries had over $32.7 billion in assets under management. Patricia W. Chadwick and Catherine Dudley are primarily responsible for the day-to-day management of PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS. Ms. Chadwick has been a Managing Director of Chancellor since 1987 and a Senior Portfolio Manager for growth equity and balanced accounts at Chancellor since 1982. In addition, Ms. Chadwick is Chancellor's Chief Investment Strategist and head of its Equity Strategy Committee. Ms. Chadwick has been with Chancellor and its predecessor, Citicorp Investment Management, Inc., since 1980. Ms. Dudley joined Chancellor in 1995 as a Vice President and Senior Growth Equity Portfolio Manager. Prior to joining Chancellor, Ms. Dudley worked at Phoenix Investments since 1985, where she was appointed as equity Portfolio Manager in 1989.

    During the third quarter of 1996, Chancellor and USF&G entered into a definitive agreement with Liechtenstein Global Trust, AG ("LGT"), providing for LGT to acquire all of the equity interest in Chancellor. At the time of acquisition, which is scheduled to take place in the fourth quarter, Chancellor will merge with a wholly owned subsidiary of LGT, LGT Asset Management, Inc. to form a new entity, Chancellor LGT Asset Management, Inc. ("Chancellor LGT").

    LGT and its worldwide affiliates provide global asset management and private banking products, and currently are entrusted with approximately $47 billion in institutional and individual client assets. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

    This proposed acquisition is not anticipated to result in any change in the personnel managing the assets of PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, but will require that a new Sub-Advisory Agreement be entered into by Mitchell Hutchins and Chancellor LGT. The Trust's board of trustees approved the proposed transaction and the form of new Sub-Advisory Agreement at a meeting held on September 25, 1996. Upon the closing of the acquisition, the Portfolio will be managed by the new entity, Chancellor LGT.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    Brandywine Asset Management, Inc. ("Brandywine") is located at Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. William Anthony Hitschler owns 32.5% of Brandywine's voting securities, which makes him a controlling person of Brandywine. Mr. Hitschler is the President and Chief Executive Officer of Brandywine. As of June 30, 1996, Brandywine had approximately $5.9 billion in assets under management. It uses a value-oriented approach when investing in both domestic and international markets. Henry Otto, a Managing Director of Brandywine, Michael Jamison, a Managing Director of Brandywine, and Steven Tonkovich, a Vice President of Brandywine, are primarily responsible for the day-to-day management of PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. Mr. Otto is the primary portfolio manager for Brandywine's small capitalization portfolios and has assisted in designing quantitative evaluation tools at Brandywine since 1988. Mr. Jamison is Chief Investment Officer of Brandywine's individual management program, responsible for managing both equity and balanced portfolios at Brandywine since 1993. From 1988 to 1993, Mr. Jamison was a managing director of Mitchell Hutchins Asset Management Inc. Mr. Tonkovich is assistant portfolio manager for Brandywine's low price/ earnings, small capitalization portfolios and is also responsible for the ongoing development of quantitative tools for value investing since 1989.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    Westfield Capital Management Company, Inc. ("Westfield Capital") is located at One Financial Center, Boston, Massachusetts 02111. Charles Michael Hazard, who serves as Chairman and Chief Executive Officer of Westfield Capital, owns 52.56% of its voting securities, which makes him a controlling person of Westfield Capital. As of June 30, 1996,
Westfield Capital had over $1.145 billion in assets under management. It has developed an expertise in growth oriented portfolios since its founding in Boston, Massachusetts in 1989. Michael J. Chapman, Chief Investment Officer, is primarily responsible for the day-to-day management of PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS. Since 1990, Mr. Chapman has served as Executive Vice President, Director of Research and Portfolio Manager of Westfield Capital.

PACE INTERNATIONAL EQUITY INVESTMENTS

    Martin Currie Inc. ("Martin Currie") is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. It is a wholly owned subsidiary of Martin Currie Limited. As of June 30, 1996, Martin Currie had over $7.5 billion in assets under management. It is one of Scotland's leading independent investment management companies, and, since its founding in 1881, has developed an expertise in equity investments. Martin Currie uses a team approach in the management of PACE INTERNATIONAL EQUITY INVESTMENTS. See "Investment Objectives and Policies of the Portfolios--PACE International Equity Investments" for a description of the Adviser's team approach.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


    Schroder Capital Management International Inc. ("SCMI") is located at 787 Seventh Avenue, New York, New York 10019. It is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc, which is listed on the London Stock Exchange, is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The financial services companies of the Schroder Group had approximately $130 billion in assets under management as of June 30, 1996. As of June 30, 1996, SCMI, together with its UK affiliate Schroder Capital Management International Limited, had over $18 billion in assets under management. Since its founding in 1980, SCMI has developed an expertise in emerging markets investments. Laura E. Luckyn-Malone, John A. Troiano and Thomas Melendez, with the assistance of an emerging markets investment committee, are primarily responsible for the day-to-day management of PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Ms. Luckyn-Malone has been a Managing Director of SCMI since November 1995, prior to which she was a Senior Vice President and Director of SCMI since February 1990. Mr. Troiano has been a Managing Director of SCMI since November 1995, and has been employed by various Schroder Group companies in the portfolio management area since 1988. Mr. Melendez has been a Vice President of SCMI since 1994. Prior to joining the Schroder

Group he was a vice president for Latin America with NatWest Securities since 1992, prior to which he attended Columbia Business School.

FEE WAIVERS AND SUBSIDIES

    Mitchell Hutchins has agreed to waive all or a portion of its management fee and/or to subsidize certain operating expenses of the Portfolios through July 31, 1997 to the extent necessary to assure competitiveness. See "Trust Expenses." Fee waivers and/or expense subsidies will increase a Portfolio's yield or total return. See "Performance Information." Fee waivers and expense subsidies are not guaranteed to continue in future years.

DISTRIBUTOR

    Mitchell Hutchins is the distributor of each Portfolio's shares. PaineWebber is the exclusive dealer pursuant to a contract with Mitchell Hutchins.

PORTFOLIO TRANSACTIONS

    PaineWebber, and any of the Advisers or an affiliated person thereof (an "affiliated broker"), each may act as a broker or futures commission merchant ("FCM") for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or FCMs in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive only that remuneration which would be expected to be received by an unaffiliated broker or FCM in a similar arm's-length transaction.

                              VALUATION OF SHARES

    The net asset value of each Portfolio's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., eastern time) each Business Day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

    Each Portfolio values its assets based on their current market value when market quotations are readily available. If this value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation is used to value all portfolio securities held by PACE MONEY MARKET INVESTMENTS and short-term dollar-denominated debt obligations of the other Portfolios with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities and restricted or illiquid securities held by any of the Portfolios because there is less reliable, objective data available.

                                   PURCHASES

GENERAL

    Purchases of shares of a Portfolio by a PACE Program participant must be made through a securities account maintained with PaineWebber. Payment for Portfolio shares must be made by check made payable to PaineWebber. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

    THE PACE PROGRAM. Shares of the Portfolios currently are available only to participants in the PACE Program. The PACE Program and the Trust are designed to assist investors in devising an asset allocation strategy to meet their individual needs. PaineWebber, through the PACE Program, provides investment advisory services in connection with allocations of assets among the Portfolios principally by: identifying the investor's risk tolerances and investment objectives based on information provided by the investor; identifying and recommending in writing a suggested allocation of assets among the Portfolios that conforms to those tolerances and objectives; providing a monthly account statement; and providing performance data on a quarterly basis. PaineWebber will not have any investment discretion over the investor's PACE Program account; all investment decisions ultimately rest with the investor.

    Under the PACE Program, PaineWebber investment executives provide services to the investor that include assisting the investor to identify his or her financial characteristics, including risk tolerances and investment objectives in the context of the Portfolios, and assisting the investor to complete an Investor Profile Questionnaire, that can be updated periodically upon the investor's request. PaineWebber uses an investment profile evaluation and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the questionnaire into suggested portfolio allocations. A PaineWebber investment executive presents the recommended allocation to the investor initially and may also review later with the investor monthly account statements and other information such as the performance data provided on a quarterly basis, monitor identified changes in the investor's financial characteristics and assist the investor in preparing a revised questionnaire or otherwise communicating changes to PaineWebber for reevaluation. In addition, for any investor who so directs his or her PaineWebber investment executive, the investor's holdings in the PACE Program will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. Screening will be performed quarterly with respect to accounts for which the investor has elected the rebalancing service, and rebalancing will be performed for each such account where the deviation from the allocation prescribed by the investor exceeds the uniform threshold. Also, the PACE Program participant and his/her PaineWebber investment executive will discuss the participant's investments in the PACE Program at least annually.

    PACE Program participants will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in the participant's PaineWebber account. The quarterly fee will be charged to the participant's securities account. Qualified plans may make arrangements to pay the quarterly fee separately. The Program Fee may be reduced at various levels of assets and for participation by certain individual retirement accounts ("IRAs"), retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (collectively "Plans"). For certain Plans, PaineWebber may provide different services than those described above for different fees. Fees may be subject to negotiation, and fees may differ based upon a number of factors, including, but not limited to, the type of account, the size of the account, the amount of PACE Program assets and the number and range of supplemental advisory services to be provided by PaineWebber investment executives. PaineWebber investment executives receive a portion of any PACE Program Fee paid in consideration of providing services to participants in the PACE Program. Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber. The minimum initial investment in the Trust is $25,000, and any subsequent investment in the Trust must be at a minimum of $500. The minimum initial investment in the Trust purchased through an IRA, or purchased for an account established under the Uniform Gift to Minors Act, is $10,000. The Trust reserves the right at any time to vary the initial and subsequent investment minimums. See "Other Services and Information--Individual Retirement Accounts."


    Trustees of the Trust, employees of PaineWebber and Mitchell Hutchins and their subsidiaries, and family members of these persons who maintain an "employee related" account at PaineWebber and trustees/directors of PaineWebber mutual funds may participate in the PACE Program at a reduced, or without the imposition of the, PACE Program Fee.

    Payment for shares of the Trust is due at PaineWebber no later than the third Business Day after the order is placed (the "Settlement Date"). No order may be placed until the investor has completed a questionnaire, reviewed the resulting analysis, made the asset allocation decision and executed necessary PACE Program documentation. Investors who make payment prior to the Settlement Date will designate a temporary investment (such as a non-PACE PaineWebber money market fund) for the payment until the Settlement Date.

                                  REDEMPTIONS

REDEMPTIONS IN GENERAL

    As described below, Portfolio shares may be redeemed at their net asset value, and redemption proceeds will be paid within three Business Days of the receipt of a redemption request. Investors may redeem shares through PaineWebber.

    Investors may submit redemption requests to their PaineWebber investment executives in person or by telephone, mail or wire. As each Portfolio's agent, PaineWebber will honor a redemption request by repurchasing Portfolio shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be credited to the investor's brokerage account or paid by check at the election of the investor. PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for redemption as described below. The redeeming shareholders will be advised by their account executives if PaineWebber chooses not to honor a redemption request. PaineWebber investment executives are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

    A redemption request will be executed by the Transfer Agent at the net asset value next computed after it is received in "good order." "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Portfolio account by redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Investors are responsible for ensuring that a request for redemption is received in "good order."

ADDITIONAL INFORMATION ON REDEMPTIONS

    An investor in the PACE Program may have redemption proceeds of $1 million or more wired to the investor's PaineWebber brokerage account or a commercial bank account designated by the investor. Questions about this option, or redemption requirements generally, should be referred to the investor's PaineWebber investment executive. If an investor requests redemption of shares which were purchased recently, the Trust may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

    Because the Trust incurs certain fixed costs in maintaining shareholder accounts, the Trust reserves the right to redeem all Portfolio shares in any PACE Program account of less than $7,500 net asset value. If the Trust elects to do so, it will notify the investor and provide the investor the opportunity to increase the amount invested to $7,500 or more within 30 days of the notice. The Trust will not redeem accounts that fall below $7,500 solely as a result of a reduction in net asset value per share or redemptions to pay PACE Program fees. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless the PACE Program is instructed to the contrary.

                         OTHER SERVICES AND INFORMATION

    Investors interested in the services described below should consult their PaineWebber investment executive.

    AUTOMATIC INVESTMENT PLAN. Certain shareholders may purchase shares of a Portfolio through an automatic investment plan, under which shareholders may authorize PaineWebber to place a purchase order each month or quarter for Portfolio shares in an amount not less than $500 per month or quarter. The purchase price is paid automatically from cash held in the shareholder's PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a PaineWebber money market fund account or through the liquidation of other securities held in the investor's PaineWebber brokerage account. If the PACE Program assets are held in a PaineWebber RMA account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the automatic investment plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when a Portfolio's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

    For further information regarding the automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber investment executive.

    AUTOMATIC REDEMPTION PLAN. Shareholders may have PaineWebber redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a Portfolio concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their PaineWebber investment executive.

    INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Portfolios may be purchased through IRAs. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Portfolios as well as in other investments available through PaineWebber. The minimum initial investment in an IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

                                   EXCHANGES

    Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. Portfolio shares are not exchangeable with shares of other PaineWebber mutual funds.

    Whether pursuant to a particular request or automatic rebalancing, an exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

    For further information regarding the exchange privilege, investors should contact their PaineWebber investment executive. PaineWebber reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice to shareholders.

                              DIVIDENDS AND TAXES

DIVIDENDS

    Net investment income, net realized long-and short-term capital gains, and net realized gains from foreign currency transactions will be determined separately for each Portfolio. Dividends from the net investment income of PACE MONEY MARKET INVESTMENTS are declared daily and paid monthly. Shareholders of this Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends from the net investment income of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are declared and paid monthly. Dividends from the net investment income of the six equity Portfolios are declared and paid annually. Net investment income includes dividends and accrued interest and discount, less amortization of premium (except for PACE GLOBAL FIXED INCOME

INVESTMENTS) and accrued expenses. Each of PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may, but is not required to, distribute with any dividend all or a portion of any net realized gains from foreign currency transactions. While PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS each may accompany dividends with distributions of net realized short-term capital gains and net realized gains from foreign currency transactions, it is possible that, due to currency-related losses or short-term capital losses after such a distribution, all or a portion of its distributions may be treated as a non-taxable return of capital to shareholders for tax purposes.

    Substantially all of each Portfolio's net capital gain (the excess of net long-term capital gain over net short-term capital loss) if any, together with any undistributed net realized short-term capital gain and net realized gains from foreign currency transactions, is distributed annually. A Portfolio may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

    Each Portfolio's dividends and other distributions are paid in additional Portfolio shares at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executive or complete the appropriate section of the application form.

TAXES

    Each Portfolio intends to qualify for treatment as a RIC under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

    Dividends from a Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) generally are taxable to its shareholders as ordinary income. Distributions of a Portfolio's net capital gain (whether paid in cash or in additional Portfolio shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

    Distributions by PACE MUNICIPAL FIXED INCOME INVESTMENTS that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. These dividends constitute the portion of the Portfolio's aggregate dividends (excluding capital gain distributions) equal to the excess of the excludable interest over certain amounts disallowed as deductions. In order to pay exempt-interest dividends to its shareholders, that Portfolio must (and intends to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of PACE MUNICIPAL FIXED INCOME INVESTMENTS is not deductible. If that Portfolio invests in certain PABs, shareholders must

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
include the portion of their exempt-interest dividends from that Portfolio attributable to those PABs in calculating their liability for the AMT. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax. If that Portfolio realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders. All or a portion of the exempt-interest dividends paid by that Portfolio also may be subject to state or local taxes, or both. Moreover, when a shareholder redeems shares of that Portfolio, the portion of the redemption proceeds attributable to undistributed excludable interest will lose its character as such and may be taxable as part of the redemption proceeds (see below).

    The Trust notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year by each Portfolio and of any portion of those dividends that qualifies for the corporate dividends-received deduction or, in the case of PACE MUNICIPAL FIXED INCOME INVESTMENTS, any portion thereof that is a tax preference item for purposes of the AMT. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Portfolio, in which event the shareholder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for those taxes.

    The Trust is required to withhold 31% of all taxable dividends, capital gain distributions and (except in the case of PACE MONEY MARKET INVESTMENTS) redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Trust with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends payable to such shareholders who otherwise are subject to backup withholding.

    A redemption of shares of a Portfolio may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Portfolio shares for shares of another Portfolio generally will have similar tax consequences. If shares of a Portfolio are purchased within 30 days before or after redeeming that Portfolio's shares at a loss (including receipt of Portfolio shares in payment of a dividend distribution and acquisition of shares through the automatic investment plan), all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    As noted above, shareholders will pay a PACE Program Fee. For most shareholders who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. An individual's miscellaneous itemized deductions for any taxable year are allowable only to the extent the aggregate of those deductions exceeds 2% of adjusted gross income. The deductibility of this fee also is subject to the overall limitation on itemized deductions for individuals having adjusted gross income in excess of specified levels which vary depending on their filing status.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting each Portfolio and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

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
                            PERFORMANCE INFORMATION

    Each Portfolio performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of a Portfolio investment as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Total return calculations assume reinvestment of dividends and other distributions.

    Each Portfolio may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS also may advertise their yield. Yield (except with regard to PACE MONEY MARKET INVESTMENTS) reflects investment income net of expenses over a 30-day (or one-month) period on a Portfolio share, expressed as an annualized percentage of the net asset value per share at the end of the period. PACE MONEY MARKET INVESTMENTS may advertise its yield and effective yield. The yield of PACE MONEY MARKET INVESTMENTS is the income on an investment in the Portfolio over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

    In addition to the Portfolio's yield, PACE MUNICIPAL FIXED INCOME INVESTMENTS may also show tax-equivalent yield. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as the Portfolio tax-exempt yield (yield excluding taxable income). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

    Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost. See "Performance Information" in the SAI.

                              GENERAL INFORMATION

ORGANIZATION

    The Trust, Managed Accounts Services Portfolio Trust, is registered with the SEC as an open-end management investment company and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share.

    The Trust does not hold annual shareholder meetings. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so required in writing by the

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
shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of each Portfolio has equal voting rights, except as noted above. Each share of each Portfolio is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

    To avoid additional operating costs and for investor convenience, the Portfolios will not issue share certificates. Ownership of shares of each Portfolio is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Portfolio's assets and employs foreign sub-custodians approved by the Trust's board of trustees in accordance with applicable requirements under the 1940 Act, to provide custody of the Portfolio's foreign assets, if any. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolios' transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS

    Shareholders receive confirmations of their purchases and redemptions of shares of the Portfolios. Participants in the PACE Program will receive a statement at least monthly that reports all of their Portfolio activity and a consolidated year-end statement that shows all their Portfolio transactions for that year. Shareholders also receive audited annual and unaudited semiannual financial statements of the applicable Portfolios.

                                   APPENDIX A

    The Portfolios may use some or all of the following instruments:

    OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional securities option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    INDEX FUTURES CONTRACTS--An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specified currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

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                                   APPENDIX B
          THIS DOCUMENT HAS BEEN PREPARED BY PAINEWEBBER INCORPORATED
        AS A COPY OF THE NOTICE THAT APPEARED IN THE FEDERAL REGISTER ON
               FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PAINEWEBBER INCORPORATED (PAINEWEBBER) LOCATED IN NEW YORK, NY [Application No. D-09818]

                               PROPOSED EXEMPTION

    Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10,
1990).1

Section I. Covered Transactions

    If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

    In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

    This proposed exemption is subject to the conditions set forth below in
Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
    Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

--------------------------
  1 For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

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
(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

    (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

        (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

        (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

        (C) An investor questionnaire.

        (D) A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

        (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

        (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

        (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

    (2) In the case of a Section 404(c) Plan, the Independent Fiduciary will--

        (A) Make copies of the foregoing documents available to Directing Participants.

        (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

    (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

    (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

        (A) Independent of PaineWebber and its affiliates;

        (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

        (C) Able to make an informed decision concerning participation in the PACE Program.

    (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is--

        (A) Independent of PMAS and its affiliates;

        (B) Capable of making an independent decision regarding the investment of Plan assets;

        (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

        (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

    (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

    (2) Telephone quotations from PaineWebber of such Plan's account balance.

    (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

    (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

    (5) A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

    (6) A statement, furnished at least quarterly or annually, specifying--

        (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

        (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

        (C) The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

        (D) The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    (7) Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly

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
        monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs
    (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

    (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

    (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this
         Section II are unconditionally available at their customary location during normal business hours by:

        (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

        (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

        (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

        (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2) None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

    For purposes of this proposed exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b) An "affiliate" of PaineWebber includes--

    (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

    (2) Any officer, director or partner in such person, and

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
    (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

    (1) A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

    (2) A participant in a Keogh Plan;

    (3) An individual covered under a self-directed IRA which invests in Trust shares;

    (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

    (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

    Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

                      SUMMARY OF FACTS AND REPRESENTATIONS

1.  The parties to the transactions are as follows:

    (a) PAINEWEBBER GROUP (PAINE WEBBER GROUP), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. Paine Webber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

    (b) PAINEWEBBER, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

    (c) PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

    (d) MITCHELL HUTCHINS, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

    (e) STATE STREET BANK AND TRUST COMPANY (STATE STREET), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

    (f) PFPC, INC. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2. The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and U.S. Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3. Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.2 Such shares are being offered by PaineWebber at no load, to participants in the PACE Program.

--------------------------
  2 As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors. However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

    The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

    To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.3 The minimum initial investment in the PACE Program is $10,000.

    Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.4

    The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not
    (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.5 No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5. Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with

--------------------------
  3 According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.
    As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as
Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

  4 The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

  5 PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

    the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value6 and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.7

    The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

    The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6. Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a
    Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

    In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by

--------------------------
  6 The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

  7 Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.

    the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.8

7. Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

    PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

    In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

    After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8. Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

    In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the

--------------------------
  8 The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

    Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

    Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

    In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.9

9. If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets,
    (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

    With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is
    (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10. After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,10 PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to the suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives,
    (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

    An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11. Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account;

--------------------------
  9 The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

  10 In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

    and (d) a quarterly, written investment performance monitoring report.

    The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)11;
    (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

    With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and
    (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12. Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as

--------------------------
  11 The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

    applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

    It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.12 The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

    The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13. PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMA S. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

    Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.13 Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan

--------------------------
  12 Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

  13 In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

    under the PACE Program to violate section 408(b)(2) of the Act.

14. Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMA S. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.14 In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.15 In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

    Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.16

15. Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

    With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16. Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

--------------------------
  14 PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

  15 The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

  16 The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

17. As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.17 In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.18 In the case of Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

    For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

    If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

    In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

--------------------------
  17 The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

  18 PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

  19 The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

18. The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

                       MH MANAGEMENT FEE   SA RETAINED FEE    MH RETAINED FEE
PORTFOLIO                  (PERCENT)          (PERCENT)          (PERCENT)
---------------------  -----------------  -----------------  -----------------
PACE Money Market
 Investments.........            .15                .00                .15
PACE Government
 Securities Fixed
 Income
 Investments.........            .50                .25                .25
PACE Intermediate
 Fixed Income
 Investments.........            .40                .20                .20
PACE Strategic Fixed
 Income
 Investments.........            .50                .25                .25
PACE Municipal Fixed
 Income
 Investments.........            .40                .20                .20
PACE Global Fixed
 Income
 Investments.........            .60                .35                .25
PACE Large Company
 Value Equity
 Investments.........            .60                .30                .30
PACE Large Company
 Growth Equity
 Investments.........            .60                .30                .30
PACE Small/ Medium
 Company Value Equity
 Investments.........            .60                .30                .30
PACE Small/ Medium
 Company Growth
 Equity
 Investments.........            .60                .30                .30
PACE International
 Equity Investments..            .70                .40                .30
PACE International
 Emerging Markets
 Investments.........            .90                .50                .40

    PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.20

    The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19. The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

    Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent;
    (4) PACE Small/ Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

    Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

                                                   MAXIMUM       OUTSIDE
                                     AMOUNT        OUTSIDE      QUARTERLY
     PORTFOLIO                      INVESTED    QUARTERLY FEE      FEE
---------------------------------  -----------  -------------  -----------
    PACE Money Market
     Investments.................   $      50     1.50% (.25)   $  0.1875
    PACE Intermediate Fixed
     Income Investments..........         200     1.50% (.25)       .7500

--------------------------
  20 PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

                                                   MAXIMUM       OUTSIDE
                                     AMOUNT        OUTSIDE      QUARTERLY
     PORTFOLIO                      INVESTED    QUARTERLY FEE      FEE
---------------------------------  -----------  -------------  -----------
    PACE Large Company Value
     Equity Investments..........         250     1.50% (.25)       .9375
    PACE Small/Medium Company
     Growth Equity Investments...         250     1.50% (.25)       .9375
    PACE International Equity
     Investments.................         250     1.50% (.25)       .9375
                                        -----   -------------  -----------
    Total Outside Fee Per
     Quarter.....................       1,000             --       3.7500

    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                                                      REDUCTION
                                MH RETAINED FEE   MAXIMUM MH FEE       FACTOR
     PORTFOLIO                     (PERCENT)         (PERCENT)        (PERCENT)
------------------------------  ---------------  -----------------  -------------
    PACE Money Market
     Investments..............           .15               .15              .00
    PACE Government Securities
     Fixed Income
     Investments..............           .25               .20              .05
    PACE Intermediate Fixed
     Income Investments.......           .20               .20              .00
    PACE Strategic Fixed
     Income Investments.......           .25               .20              .05
    PACE Municipal Fixed
     Income Investments.......           .20               .20              .00
    PACE Global Fixed Income
     Investments..............           .25               .20              .05
    PACE Large Company Value
     Equity Investments.......           .30               .20              .10
    PACE Large Company Growth
     Equity Investments.......           .30               .20              .10
    PACE Small/Medium Company
     Value Equity
     Investments..............           .30               .20              .10
    PACE Small/Medium Company
     Growth Equity
     Investments..............           .30               .20              .10
    PACE International Equity
     Investments..............           .30               .20              .10
    PACE International
     Emerging Markets
     Investments..............           .40               .20              .20

    Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:
        (.25)[($250).10% + ($250).10% + ($250).10%] = $0.1875 or $.19.
    In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:
        $3.75 - $.19 = $3.56.

    The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).21 A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

    Assuming the Plan investor's investment in and allocation among the Portfolios remains constant

--------------------------
  21 PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar

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    throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and
    (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

        $3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%]
    (administrative services fee)+(.25)

        [($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) =
    $4.74.

    Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

        4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20. PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22. In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

    (a) The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

    (b) An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

    (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

    (d) Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

    (e) PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

    (f) With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its and its affiliates.

    (g) The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained

--------------------------
month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

        by Mitchell Hutchins and will not be offset against the outside fee.

    (h) Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

    (i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.
    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 FEDERAL REGISTER VOL. 61, NO. 148           WEDNESDAY, JULY 31, 1996
[PROHIBITED TRANSACTION EXEMPTION 96-59; EXEMPTION APPLICATION NO. D-09818, ET
AL.]                                                                     NOTICES
GRANT OF INDIVIDUAL EXEMPTIONS; PAINEWEBBER INCORPORATED
AGENCY: Pension and Welfare Benefits Administration, Labor.
ACTION: GRANT OF INDIVIDUAL EXEMPTIONS.
--------------------------------------------------------------------------------

    SUMMARY: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

    Notices were published in the FEDERAL REGISTER of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.

    The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

STATUTORY FINDINGS

    In accordance with section 408(a) of the Act and/ or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a) The exemptions are administratively feasible;

(b) They are in the interests of the plans and their participants and beneficiaries; and

(c) They are protective of the rights of the participants and beneficiaries of the plans.

    PAINEWEBBER INCORPORATED (PAINEWEBBER), LOCATED IN NEW YORK, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

                                   EXEMPTION

Section I. Covered Transactions

    The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section

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
4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

    In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

    This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
    Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

    (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

        (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

        (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

        (C) An investor questionnaire.

        (D) A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

        (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

        (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

        (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

    (2) In the case of a Section 404(c) Plan, the Independent Fiduciary will--

        (A) Make copies of the foregoing documents available to Directing Participants.

        (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

    (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

    (4) With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

        (A) Independent of PaineWebber and its affiliates;

        (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

        (C) Able to make an informed decision concerning participation in the PACE Program.

    (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

        (A) Independent of PMAS and its affiliates;

        (B) Capable of making an independent decision regarding the investment of Plan assets;

        (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

        (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

    (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

    (2) Telephone access to quotations from PaineWebber of such Plan's account balance.

    (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

    (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

    (5) A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period);
        (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

    (6) A statement, furnished at least quarterly or annually, specifying--

        (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

        (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

        (C) The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

        (D) The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    (7) Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

    (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

    (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

    (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

    (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

    (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

    (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2) None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

    For purposes of this exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b) An "affiliate" of PaineWebber includes--

    (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

    (2) Any officer, director or partner in such person, and

    (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

    (1) A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

    (2) A participant in a Keogh Plan;

    (3) An individual covered under a self-directed IRA which invests in Trust shares;

    (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

    (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

    EFFECTIVE DATE:  This exemption will be effective as of August 18, 1995.

    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

WRITTEN COMMENTS

    The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1) SECTION 403(B) PLAN PARTICIPATION. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in
    Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2) AVAILABLE PORTFOLIOS. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

    The Department has made the change requested by the Applicants.

    (3) INDEPENDENT FIDUCIARY ROLE. With respect to a Section 404(c) Plan,
        Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

    (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

    The Department has amended the Notice in this regard.

    (4) DIRECTING PARTICIPANT DISCLOSURE. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the

        Department modify Section II(l) of the Notice.

    The Department has amended Section II(1) of the Notice to read as follows:

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

    (5) DESCRIPTION OF PAINEWEBBER GROUP AND PAINEWEBBER. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

    The Department has revised the language in Representation 1(b) of the Summary as follows:

    PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

    (6) NET ASSET VALUE PER SHARE. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

    Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

    With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

(7) MINIMUM INVESTMENTS. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

    The Department has revised part of Representation 3 to read as follows:

    *** The minimum initial investment in the PACE Program currently is $25,000
        (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

(8) VALUATION OF PORTFOLIO SHARES. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern
    Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

    The Department has modified Footnote 10 to read as follows:

    The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

    In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

    *** The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid DE MINIMUS transactions.

(9) PAYMENT OF REDEMPTION PROCEEDS. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

    The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

(10) BROKERAGE   COMMISSION   INFORMATION.   Representation 22(i) of the Summary
    states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/ or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

    The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

    After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

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    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   ---------

                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Prospectus Summary.............................          2
Trust Expenses.................................          8
Financial Highlights...........................         12
Investment Objectives and Policies of the
 Portfolios and Risk Factors...................         14
Other Investment Policies and Risk Factors.....         25
Management.....................................         47
Valuation of Shares............................         54
Purchases......................................         54
Redemptions....................................         56
Other Services and Information.................         57
Exchanges......................................         58
Dividends and Taxes............................         58
Performance Information........................         61
General Information............................         61
Appendix A.....................................         63
Appendix B.....................................         64

-RECYCLE SYMBOL- Recycled Paper
-C- 1996 PaineWebber Incorporated

                                                       MANAGED ACCOUNTS SERVICES
                                                                 PORTFOLIO TRUST

                                                                     PAINEWEBBER

                                                                        PACE-SM-

                                                                      PROSPECTUS

                                                                OCTOBER 16, 1996

                                                                     PAINEWEBBER

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